Exhibit 10.1

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS
(Township 9 Project - All Townhouses)

THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS, dated for reference purposes as of July 25, 2017 (this “Agreement”), is entered into by and between CAPITOL STATION 65 LLC, a California limited liability company (“Seller”), and ANTHEM UNITED HOMES, INC., a Washington corporation (“Buyer”). In consideration of the mutual promises contained in this Agreement, Buyer and Seller (sometimes referred to individually as a “Party” and collectively referred to as “Parties”) agree as follows:

RECITALS

A.           Seller owns that certain real property located in the City of Sacramento (“City”), County of Sacramento (“County”), State of California, together with the Current Entitlements (as defined in Section 1 below), comprised of the parcels of land identified on the attached Exhibit A, together with the common area driveways, streets and park paseos appurtenant thereto (collectively, “Land”), as such parcels are further identified on the approved Tentative Map Subdivision Modification for Township 9 dated March 3, 2015 (“Tentative Map”), and the Final Map of Township 9-Phase 1, Subdivision No P10_036, recorded on November 13, 2012, all as attached on Exhibit B hereto. The Land is located within the Seller’s overall project commonly known as Township 9 (“Overall Project”).

B.           The Land including (i) all improvements, equipment, fixtures and any and all other articles of personal property attached or affixed to said Land, (ii) all assignable intangible personal property to the extent owned by Seller and arising directly out of or in connection with Seller’s ownership of the Land and pertaining only to the Land (with the understanding that most such plans and drawings were prepared for the Overall Project and are not capable of being assigned solely as to the Land), (iii) all development building permit fee credits in the approximate amount of Eight Thousand Eight Hundred and Sixty-Five Dollars ($8,865) per residential unit to the extent that the City approves the same in accordance with its procedures for transferring such building permit fee credits upon payment of the Fee Credits Price (as defined below) (collectively, the “Intangible Property”), (iv) any and all remaining grant money pertaining to the Land, which shall be assigned to Buyer, and (v) the Current Entitlements (as defined in Section 1 below), which shall be assigned to Buyer, are referred to collectively in this Agreement as the “Property.”

C.           Buyer intends to develop the Land into a residential project comprised of townhouses, condominiums and apartments (collectively, “Project”). Buyer is an experienced developer and builder of residential projects such as the Project and is familiar with the kinds of land use and development issues that impact the construction and development of property into residential use.

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D.           The Property subject of this Agreement is not currently comprised of legal parcels and will require three or more final maps to be processed and recorded. In addition, each parcel is in a different stage of mapping. For example, as to Parcels 8A, 8B, 15A and 15B, Seller commenced processing a final map, which has yet to be finalized and recorded (“Parcel 8/15 Final Map”), while the final maps for the remaining parcels, which may also require a lot line adjustment, have yet to be prepared and processed, and are subject to full design review and approval of the City, which maps must be recorded in order to create the parcels comprising the Property (collectively, “Final Maps”). It is expected that it will take approximately six (6) months for the City to process and approve each of the Final Maps.

E.           The Property subject of this Agreement also does not constitute final buildable parcels due to the offsite improvements and park work that have yet to be completed.

F.           The development of the intended Project on the Land will require construction of parks and park paseos, specifically Peach Paseo, Victory Park, and Victory Promenade, as set forth on Schedule 1 attached hereto (“Park Work”). All construction and improvement work to complete the Park Work will be the responsibility and at the direction of the Buyer; provided that Seller shall assign to Buyer the grant funds allocated for the Park Work in the amount of Seven Hundred Thousand Dollars ($700,000) (“Park Grant Amount”).

G.           The development of the Project and the City’s approval of the Final Maps may be conditioned on the construction of North 5th Street, Can Ave and Cannery Ave, which constitute roads servicing the Buyer’s Project (collectively, “Street Work”). The cost of the Street Work is estimated to be Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) (“Street Cost”). Buyer’s Project will require that the Street Work be completed. Seller has indicated to Buyer that it has received a grant for funds to complete the Street Work in the estimated amount of the Street Cost (“Street Grant”). Seller agrees to assign and transfer over to Buyer the Street Grant. The Street Grant shall be assigned to Buyer concurrently with the Closing on Phase 1; provided that Seller shall use all commercially reasonable efforts to deliver the City’s consent or similar documentation evidencing its agreement to transfer all grants contemplated under this Agreement no later than three (3) business days prior to the expiration of the Due Diligence Period. Seller agrees to execute a cost sharing agreement to be recorded with the First Closing (as defined in Section 5.2) upon the other parcels fronting North 5th Street, Can Ave and Cannery Ave, providing for a proportionate (based on acreage) cost sharing of all actual costs of completing the Street Work to the extent such amounts exceed the actual Street Grant amount funded by the City.

H.           In addition to the Street Work, the Property will also require the construction of Chill Ave at such time as the parcels fronting said street will be developed. The cost of completing Chill Ave is estimated to be Five Hundred Thousand Dollars ($500,000), which will be the responsibility of the Buyer at such time as the City requires the same in conjunction with the preparation and approval of the Final Maps. Finally, the Phase 3 parcels serve as frontage to Township 9 Ave, along with other parcels owned by Seller on the south side of Township 9 Ave that are not the subject of this Agreement, which road has yet to be constructed. Buyer agrees to enter into a cost sharing agreement with Seller, to be recorded upon the applicable parcels with the First Closing, providing for a 50/50 allocation of all costs of constructing Township 9 Ave at such time as the first constructing party commences development of its parcels.

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I.           Buyer is pricing the Property with the assumption that the parcels comprising the Property are final ready-to-build lots subject only to the recordation of the Final Maps, completion of Chill Ave, and completion of on-site improvements by Buyer. In the event the City requires construction of additional offsite improvements or the payment of additional impact or mitigation fees (offsite), as a condition to approving Buyer’s Final Maps, building permits or site improvement plans, such requirements may render Buyer’s Project infeasible. As such, Buyer, with cooperation from Seller, shall use commercially reasonable efforts to determine all such requirements during the Due Diligence Period.

J.           The Property is encumbered by a Deed of Trust (“Lender’s Lien”) made in favor of Seller’s existing lender COPIA LENDING, LLC (formerly known as ISIS Lending LLC) (“Lender”), which serves as security for the loan made by Lender in the original principal amount of Twenty Million Dollars ($20,000,000) pursuant to a promissory note dated on or about December 23, 2008 (“Loan”). The Loan is now in default.

K.          Seller sought relief under Title 11 of the United States Code (“Bankruptcy Code”) by filing a voluntary petition for reorganization in the U.S. Bankruptcy Court for the Eastern District of California (“Bankruptcy Court”) on May 30, 2017, case number 17-23627-B-11 (“Bankruptcy Case”). As such, the terms of this Agreement and the obligations of the Parties are subject to certain terms of the Bankruptcy Code and approval by the Bankruptcy Court.

L.           The Parties desire to effect the purchase and sale transactions contemplated by this Agreement pursuant to Seller’s Chapter 11 plan of reorganization, and that the sale of the Property shall be free and clear of all monetary liens and encumbrances (collectively, “Monetary Liens”), other claims (as defined in Section 101 of the Bankruptcy Code), and interests of Seller’s creditors, equity holders and partners.

M.          For purposes of this Agreement, the “Effective Date” shall mean the date the last Party hereto executes this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the promises and covenants of the Parties in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties agree as follows:

1.            Definitions; Recitals: Capitalized terms that are not defined when first used in this Agreement have the meanings set forth below. The Recitals set forth above are hereby incorporated by reference and shall serve as obligations of the Parties hereto.

1.1.          Approval: “Approval” means the approval of any applications, permits, environmental reviews, certifications and/or new entitlements, and the expiration of all applicable appeal periods, reconsideration periods or statutes of limitation for reconsidering, challenging, questioning, appealing or attacking such approval, without an appeal, request for reconsideration or legal challenge having been filed.

1.2.          Authorities: “Authorities” means all federal, state and local governmental and quasi-governmental agencies, bodies, entities, boards and authorities that have jurisdiction over the Property, the furnishing of utilities or other services to the Project, or the subdivision, improvement, development, occupancy, sale or use of the Property, other than the Bankruptcy Court.

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1.3.          Buyer’s Self-Help Right: “Buyer’s Self-Help Right” shall be as defined in Section 3.3.

1.4.          Chapter 11 Plan: “Chapter 11 Plan” means the plan proposed by Seller in the Bankruptcy Case pursuant to Sections 1121 through 1129 of the Bankruptcy Code and providing for the sale of the Property to Buyer pursuant to, and the transactions contemplated by, the terms of this Agreement.

1.5.          Closing or Close of Escrow: “Closing” “Closing Date” or “Close of Escrow” means the act of settlement of the purchase and sale of the Property, or a portion thereof, at which Seller conveys exclusive possession and title to Buyer by delivery of a Grant Deed transferring good and marketable title to the Property, free and clear of all liens and encumbrances, except Permitted Exceptions, and records the Grant Deed with the County Recorder, and Buyer delivers the Purchase Price for the applicable Phase to Seller along with other obligations as provided herein.

1.6.          Confirmation Order: “Confirmation Order” means an order entered in the Bankruptcy Case confirming the Seller’s Chapter 11 Plan.

1.7.          Current Entitlements: “Current Entitlements” means and includes all discretionary Approvals and permits in effect for the Land as of the Effective Date, including, but not limited to, the Tentative Map, the approved plans processed by Seller, and any other entitlements that were previously processed by Seller applicable to the Property or the Project.

1.8.          Deposit: “Deposit” means the First Deposit and the Second Deposit, together with all interest earned thereon, together with the other deposits delivered pursuant to this Agreement and constituting “Deposit” pursuant hereto.

1.9.          Development Approvals: “Development Approvals” shall be as defined in Section 4.4.

1.10.         Documents: “Documents” means all engineering, geotechnical, soils, and other studies, tests, investigations, surveys, grading plans, maps, drawings, plans and reports that reasonably relate to the Property, described on Exhibit C. Documents do not include appraisals or any agreement(s) by which Seller acquired the Property, or any confidential, privileged or proprietary documents of Seller.

1.11.         Due Diligence Period: “Due Diligence Period” means the period commencing on the Effective Date and expiring on the date that is forty-five (45) calendar days from the Effective Date (the “Due Diligence Expiration Date”).

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1.12.         Environmental Laws: “Environmental Laws” means all federal, state and local environmental laws, rules, statutes, ordinances and regulations issued by any Authority and in effect as of the date of this Agreement with respect to or which otherwise pertain to or affect the Property, or any portion thereof, the use, ownership, occupancy or operation of the Property, or any portion thereof, or any owner of the Property, and as the same have been amended, modified or supplemented from time to time prior to the date of this Agreement, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), the Hazardous Substances Transportation Act (49 U.S.C. § 1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Solid Waste Disposal Act (42 U.S.C. § 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. § 11001 et seq.), the Radon and Indoor Air Quality Research Act (42 U.S.C. § 7401 note, et seq.), the Superfund Amendment Reauthorization Act of 1986 (42 U.S.C. § 9601 et seq.), comparable state and local laws, and any and all rules and regulations which have become effective prior to the date of this Agreement under any and all of the aforementioned laws.

1.13.         Environmental Permits: “Environmental Permits” means all permits, consents, certifications, permission, agreements or other authorizations required by or from any state, federal, or local regulatory entity or agency, including all Authorities, to enable, permit and/or authorize development of the Property with single-family residences along with subdivision improvements. Environmental Permits includes, without limitation, those issued by the U.S. Army Corps of Engineers, U.S. Fish & Wildlife Service, California Regional Water Quality Control Board, California Department of Fish & Game, and any Conservation and Development Commission or Flood Protection Board, as applicable.

1.14.         Escrow Agent: “Escrow Agent” means First American Title Insurance Company, Attention: Diane Burton, 4750 Willow Road, Suite 100, Pleasanton, CA 94588, Telephone: (925) 201-6603 and Fax: (866) 648-7806 (also referred to as “Title Company”).

1.15.         Final Order: “Final Order” means an order of the Bankruptcy Court (i) for which the time to appeal has expired and no appeal was filed, or (ii) if an appeal was filed, (A) the order has not been stayed and the appeal is subject to statutory or equitable mootness, or (B) the appeal has been dismissed or denied and the time for further appeal has expired or no right of further appeal exists.

1.16.         First Deposit: “First Deposit” means the amount of Fifty Thousand Dollars ($50,000), payable in accordance with the terms of this Agreement.

1.17.         Hazardous Materials: “Hazardous Materials” means any pollutants, contaminants, hazardous or toxic substances, materials or wastes (including petroleum, petroleum by-products, radon, asbestos and asbestos containing materials, polychlorinated biphenyls (“PCBs”), PCB-containing equipment, radioactive elements, infectious agents, and urea formaldehyde), as such terms are used in or regulated by any Environmental Laws (excluding solvents, cleaning fluids and other lawful substances used in the ordinary operation and maintenance of the Property, to the extent in closed containers and in accordance with Environmental Laws).

1.18.         Legal Requirements: “Legal Requirements” means the rules, regulations, laws, ordinances, standards, approved plans and other requirements of the Authorities.

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1.19.         Notice of Approval: “Notice of Approval” means a written notice that Buyer, in its sole and absolute discretion, may elect to give to Seller indicating Buyer’s willingness to proceed with the transaction, as set forth in Section 4.1 of this Agreement.

1.20.         Opening of Escrow: “Opening of Escrow” is defined in Section 3.1 below.

1.21.         Outside Conditions Date: “Outside Conditions Date” shall mean January 15, 2018, and is further described in Section 5.4 hereof.

1.22.         Outside Map Date: “Outside Map Date” shall mean ninety (90) calendar days following entry of the Sale Order and is further described in Section 10.4 hereof.

1.23.         Permitted Exceptions: “Permitted Exceptions” means those matters of record or otherwise affecting the Property subject to which Buyer expressly approves prior to the Due Diligence Expiration Date pursuant to Section 4.3.

1.24.         Phases: As used herein “Phase 1,” “Phase 2,” and “Phase 3” shall mean the parcels comprising the Property identified as such on the attached Exhibit A hereto. Phase 1, Phase 2 and Phase 3 are hereinafter individually referred to as a “Phase” and collectively as the “Phases.”

1.25.         Purchase Price: The “Purchase Price” for each of the parcels constituting the Property is that certain amount (not based upon a presumed yield calculation or any formula) set forth on Exhibit A attached hereto.

1.26.         Sale Order: “Sale Order” means the Bankruptcy Court order approving the purchase and sale of the Property and the other transactions contemplated herein. The Sale Order may be either the Confirmation Order or an order entered by the Bankruptcy Court pursuant to Sections 363(b) and 363(f) of the Bankruptcy Code entered outside the context of a plan confirmation approving the purchase and sale of the Property (“363 Sale”).

1.27.         Second Deposit: The amount of One Hundred Fifty Thousand Dollars ($150,000) payable in accordance with the terms of this Agreement.

2.            Purchase and Sale.

2.1.          Property. Subject to the terms and conditions of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, all of Seller’s right, title and interest in and to the Property.

2.2.          Fee Credits. As part of the overall master planned development activities that have been carried out by Seller with respect to the Overall Project, certain building permit fee credits were created for Seller’s account (collectively, “Fee Credits”) by the governing agency that will issue building permits for the Property. Buyer has agreed to purchase the Fee Credits in an amount ultimately approved by the City for transfer and assignment to Buyer, which is estimated to be Eight Thousand Eight Hundred and Sixty-Five Dollars ($8,865) per residential unit, which amount shall not in any event exceed the City’s (or applicable agency’s) calculation of the amount that may be assigned to Buyer (“Fee Credits Price”). Following the Closing, at such time as Buyer pulls building permits for the units, Buyer will provide written notice thereof to Seller, in which event Seller shall execute all necessary documents and assignments to assign the Fee Credits for the number of units for which Buyer has requested building permits no later than five (5) calendar days after Buyer’s notice, and Buyer will pay the Fee Credits Price based on the number of building permits and the Fee Credits being assigned to Buyer in accordance with the City’s calculation thereof, upon receipt of such assignment.

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2.3.          Bankruptcy Sale Process.

2.3.1           Plan Sale. Unless the Parties agree otherwise, the purchase and sale of the Property and the other transactions contemplated by this Agreement will be effectuated pursuant to the Chapter 11 Plan. Seller agrees to prepare and file the Chapter 11 Plan as soon as practicable, and in any event no later than September 29, 2017. The Chapter 11 Plan must be in a form and contain such terms as are consistent with the terms of this Agreement and as are reasonably satisfactory to Buyer. If for any reason the Parties agree that the purchase and sale of the Property and the other transactions contemplated hereby should be effected pursuant a 363 Sale and not pursuant to the Chapter 11 Plan, then Seller shall prepare an appropriate motion for approval of the purchase and sale and other transactions pursuant to Sections 363(b) and 363(f) of the Bankruptcy Code, which motion must be in a form and containing such terms as are consistent with the terms of this Agreement and otherwise reasonably satisfactory to Buyer.

2.3.2           Sale as Part of Chapter 11 Plan. The Parties agree that this transaction provides a foundation to the overall structure and viability of the Chapter 11 Plan. Unless otherwise required by the Court, Seller agrees not to accept or enter into any competing overbids or back-up bids while seeking approval of this Agreement through its Chapter 11 Plan, given the circumstances of the Bankruptcy Case, including, without limitation, the following: the complexity of the sale transaction and scope of the due diligence required to be performed by Buyer; the need for Buyer to advance substantial expenses prior to the Bankruptcy Court’s approval of the terms set forth in this Agreement; and Buyer’s unwillingness to enter into this Agreement, undertake the due diligence and incur the expenses if its Agreement is subject to Seller accepting or entering into competing bids.

2.3.3           Motion to Approve Sale Process. Notwithstanding the foregoing reasons as to why the Parties agree that an auction sale process is not in the best interest of Seller’s creditors and bankruptcy estate, if the Parties mutually agree, or the Bankruptcy Court requires that an auction sale process of any kind must be used for the sale of the Property either through a Chapter 11 Plan or through a 363 Sale, then the Parties shall use all commercially reasonable efforts and cooperate to prepare amendments to this Agreement to provide for mutually satisfactory bidding procedures and compensation to Buyer if there is competitive bidding for the Property. Such compensation is subject to Bankruptcy Court approval and may include among other things (i) reimbursement of all of Buyer’s expenses relating to the preparation and negotiation of this Agreement and other transaction documents and Buyer’s due diligence investigation, and (ii) a “break-up” fee equal to one percent (1%) of the consideration to be paid to Seller in the winning bid for the Property. Seller agrees that the failure to obtain Bankruptcy Court approval of the terms of the preceding sentence shall allow Buyer to terminate this Agreement and receive immediate return of any Deposit.

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3.            Escrow and Deposit.

3.1.          Opening of Escrow. Upon its receipt of a duly executed original counterpart of this Agreement from Seller, Buyer shall open an escrow at the offices of Escrow Agent, by delivering an executed copy of this Agreement to Escrow Agent. Escrow Agent shall promptly execute the “Acceptance by Escrow Agent” attached hereto (the date of execution of the “Acceptance by Escrow Agent” by the Escrow Agent may be referred to as the “Opening of Escrow”) and shall notify Buyer and Seller in writing of the date of the Effective Date of this Agreement, which is defined in Section 1.11 of this Agreement and shall constitute joint escrow instructions to Escrow Agent. The Parties shall execute such additional instructions, not inconsistent herewith, reasonably requested by Escrow Agent; provided, however, that as between the Parties, if any conflict between the provisions of this Agreement and the provisions of such additional instructions exists or arises, then the provisions of this Agreement shall control. Escrow Agent is designated the “real estate reporting person” for purposes of Section 6045 of the Internal Revenue Code of 1996, as amended, and Treasury Regulation 1.6045-4, and any instructions or settlement statement prepared by Escrow Agent shall so provide. Escrow Agent shall be responsible for filing Form 1099-S with the Internal Revenue Service. The period between the Opening of Escrow and the Closing Date shall be the “Escrow Period.”

3.2.          Deposits. The Deposit and any other cash held by Escrow Agent shall be held for Buyer’s benefit in accordance with the terms and conditions of this Section 3.2.

3.2.1           First Deposit. Within three (3) business days following the Effective Date, Buyer shall place into escrow the First Deposit. This First Deposit shall be fully refundable through the date when the Sale Order is entered.

3.2.2           Second Deposit. Within five (5) business days following entry of the Sale Order, Buyer shall place into escrow the Second Deposit. The Second Deposit shall be non-refundable once made except in the event of a material breach by Seller or the failure of a condition to Closing for Buyer’s benefit.

3.2.3           Independent Consideration. Concurrently with delivery of the First Deposit, Buyer shall deposit into escrow as independent consideration for this Agreement the sum of One Hundred Dollars ($100) (the “Independent Consideration”), which Independent Consideration shall be fully earned by Seller, is non-refundable under any circumstances and not applicable to the Purchase Price. Escrow Agent shall release the Independent Consideration to Seller upon receipt of the Deposit. The Independent Consideration constitutes independent consideration for the rights extended to Buyer hereunder, including, without limitation, the right and option to terminate this Agreement as provided herein. In all instances under this Agreement in which Buyer elects to terminate or is deemed to have terminated this Agreement, Seller shall retain the Independent Consideration whether or not the Deposit is returned to Buyer.

3.2.4           Applicability of Deposit. The Deposit shall be maintained in Escrow and shall be fully applicable to the Purchase Price at the First Closing.

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3.2.5           Maintenance of Deposits. Escrow Agent shall hold the Deposit and all other funds deposited by Buyer with it pursuant to this Agreement, including, without limitation, the balance of the Purchase Price if and when deposited in accordance herewith. Escrow Agent shall place the Deposit into an interest bearing account at a depository acceptable to Buyer, with the interest accruing for the benefit of Buyer.

3.2.6           Subsequent Phase Deposits.

(a)              Concurrently with the First Closing, Buyer shall deposit with Escrow Holder the sum of Two Hundred Thousand Dollars ($200,000), which shall serve as the deposit for the amounts due upon the Closing of Phase 2, which shall be non-refundable once made except in the event of a default by Seller or the failure of a condition to Closing for Buyer’s benefit, and shall be applied to the Purchase Price at the Closing of Phase 2, and for purposes of this Agreement shall constitute the “Deposit” under this Agreement following the consummation of the First Closing.

(b)              Concurrently with the Second Closing (as defined in Section 5.2), Buyer shall deposit with Escrow Holder the sum of Two Hundred Thousand Dollars ($200,000), which shall serve as the deposit for the amounts due upon the Closing of Phase 3, which shall be non-refundable once made except in the event of a default by Seller or the failure of a condition to Closing for Buyer’s benefit, and shall be applied to the Purchase Price at the Closing of Phase 3, and for purposes of this Agreement shall constitute the “Deposit” under this Agreement following the consummation of the First and Second Closings.

3.3.          Buyer’s Right to Terminate or Pursue Self-Help. Assuming the Sale Order is entered, in the event that the Parcel 8/15 Final Map is not recorded by the Outside Map Date, or any other conditions to each Closing for Buyer’s benefit are not timely satisfied by Seller after notice and opportunity to cure in accordance with this Agreement, then Buyer may either (i) terminate the escrow, or (ii) proceed to complete all such Seller requirements utilizing its own consultants and Buyer shall receive a credit against the Purchase Price for all actual and reasonable costs, expenses, fees, taxes, map processing fees, bonding costs, and costs of any work that was to be completed by Seller under this Agreement in order to deliver the Property to Buyer at Closing in accordance herewith free of any monetary encumbrances and any delinquent taxes subject to the Permitted Exceptions only (“Buyer’s Self-Help Right”). If Buyer exercises Buyer’s Self-Help Right, then the time periods for Closing under this Agreement shall be extended automatically for each day that Buyer exercises such right in order to allow for time to satisfy any remaining conditions to Closing. Notwithstanding any provision contained herein to the contrary, Buyer’s Self-Help Right shall not include the right to initiate litigation, arbitration or any other adversary proceeding unless Seller consents to the same in writing, such consent not to be unreasonably withheld, conditioned or delayed; provided that if Seller fails to respond within ten (10) calendar days of Buyer’s request therefor then Seller shall be deemed to have consented to the same.

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4.             Inspections, Title Review, and Development Review.

4.1.          Due Diligence Period; Notice of Approval. Seller shall cooperate with Buyer and shall provide to Buyer within five (5) calendar days after the Effective Date, all Documents in Seller’s possession as set forth on Exhibit C attached hereto. Buyer expressly acknowledges that, except as expressly set forth in Section 14.2 below, Seller makes no representation or warranty of any kind with respect to the Documents or any additional Documents referenced below, including their accuracy, completeness or suitability for reliance thereon by Buyer. Seller shall, within two (2) business days after receipt, deliver to Buyer copies of any additional Documents received by Seller before the Close of Escrow. Subject to the provisions of this Agreement, Buyer shall have the right during the Due Diligence Period to investigate title and to conduct any feasibility, economic, environmental, political, title or engineering studies, or make such other investigations, studies and tests with respect to the Property as Buyer deems necessary or appropriate to determine the feasibility of purchasing and developing the Property. If Buyer elects to proceed with the purchase of the Property, then at any time prior to the expiration of the Due Diligence Period, Buyer may, in its sole discretion, deliver a “Notice of Approval.” If Buyer gives the Notice of Approval, then, subject to the terms, covenants and conditions set forth in this Agreement and Seller’s express representations and warranties set forth in Section 14.2 below, such notice shall be Buyer’s acceptance and approval of the Property and conditions related thereto, including, without limitation, (i) soils and geology reports; (ii) title issues, subject to Disapproved Exceptions (as defined in Section 4.3 below); (iii) the Documents; (iv) Buyer’s inspection of the Property; (v) any survey of the Property; and (vi) zoning and other land use controls. Buyer’s failure to give the Notice of Approval prior to the expiration of the Due Diligence Period shall be deemed Buyer’s election not to proceed with the purchase of the Property and to terminate this Agreement, whereupon the Deposit (except for the Independent Consideration) shall be immediately returned to Buyer without the need for further instructions from either Party, and no Party hereto shall have any further obligation or liability to the other with respect to the transactions contemplated by this Agreement, except for obligations which expressly survive termination.

4.2.          Inspection of Property. During the Due Diligence Period and thereafter until this Agreement is terminated or until the Close of Escrow, and subject to the provisions set forth below, Buyer shall be permitted to (i) fully inspect and test the Property, including, but not limited to, soils, geotechnical and Hazardous Materials testing by qualified, and where applicable, licensed professionals, and (ii) meet with such Authorities as Buyer shall deem necessary in connection with its inspection of the Property or its subsequent contemplated development. Buyer and its contractors, agents and employees shall have the right to enter upon the Property for such inspection and testing, including, without limitation, the conducting of invasive and non-invasive soil, geotechnical and environmental testing, subject to the following conditions.

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4.2.1           Upon at least twenty-four (24) hours’ prior written notice to Seller, Buyer and its agents, employees and representatives shall have a right of reasonable access to the Property for the purpose of conducting surveys, engineering, geotechnical and environmental inspections and tests (including invasive inspection, testing and sampling), which activities are hereafter referred to as the “Work,” and any other inspections, studies or tests required by Buyer. As a condition precedent to access to the Property by Buyer, its agents, employees or representatives, Buyer shall (i) provide Seller with proof of liability insurance relating to such inspections and testing by third parties (which insurance shall be reasonably satisfactory to Seller, shall name Seller as an additional insured, shall be for minimum coverage of One Million Dollars ($1,000,000) per occurrence, and shall be the primary insurance with respect to Seller, and any insurance or self-insurance maintained by Seller shall be excess of the insurance required hereunder and shall not contribute with it), (ii) keep the Property free and clear of any liens resulting from or related to the Work, and (iii) indemnify, defend and hold Seller harmless from and against any and all liability, damages, costs, fees or expenses for injuries to or death of persons or damage to property to the extent caused by or resulting from Buyer’s exercise of its rights hereunder, any such entry by Buyer, its agents, contractors or consultants, employees or representatives, or any Work by Buyer, its agents, employees or representatives; provided, however, that in no event shall Buyer have any obligations under this indemnification with respect to liability, damages, costs, fees or expenses resulting from Buyer’s discovery of any pre-existing conditions (except to the extent exacerbated by the negligence or willful misconduct of Buyer). As a condition precedent to the commencement of any invasive Work, however, Buyer shall describe in its notice, with reasonable detail, the contemplated invasive Work and shall identify the parties who will perform the Work and their qualifications. Such contemplated invasive Work shall be subject to approval by Seller, which approval shall not be unreasonably withheld, conditioned or delayed. If any inspection or test disturbs the Property, Buyer shall promptly restore the Property to substantially the same condition as existed prior to any such inspection or test and Buyer shall at all times obey all applicable laws, rules and regulations. The obligations of the Buyer under this paragraph shall survive the termination of the Agreement.

4.2.2           Buyer shall use reasonable care to prevent any unreasonable interference with Seller’s activities on the Property during Buyer’s investigation thereof. Buyer shall not permit the Property or any portion thereof to become subject to any lien for claims for work or materials arising out of Buyer’s activities on the Property, and Buyer shall immediately remove or cause to be removed any such lien.

4.2.3           In order to minimize disagreements over the physical status of the Property, Buyer and Seller shall conduct a joint walk-through of the Property, within five (5) business days after the Effective Date. Each Party shall have the right to have its engineer present for such walk-through. The Parties shall prepare a list of any conditions or discrepancies found at the Property.

4.3.          Documents/Title Review. Within five (5) calendar days after the Effective Date, Buyer shall request that Title Company deliver to Buyer a commitment for issuance of a standard coverage owner’s title insurance policy (“Title Commitment”) covering the Property, together with complete and legible copies of all documents referenced therein as exceptions to the Title Commitment. No later than fifteen (15) calendar days following the Effective Date, Buyer shall notify Seller of Buyer’s objections to title, if any (“Disapproved Exceptions”). Seller shall notify Buyer in writing within ten (10) calendar days after receipt of Buyer’s notice of Disapproved Exceptions as to which, if any, of the Disapproved Exceptions Seller or Title Company will eliminate. If Seller does not agree to eliminate each of the Disapproved Exceptions, then unless Buyer delivers the Notice of Approval to Seller and Escrow Agent on or before the expiration of the Due Diligence Period (in which case Buyer shall be deemed to have approved the same and elected to proceed with the Closing subject to such exceptions), Buyer shall be deemed to have disapproved title, Escrow shall terminate, Escrow Agent shall immediately return the Deposit (except for the Independent Consideration) to Buyer without any additional instructions from Seller and without any imposed conditions and Escrow Agent shall immediately return all other documents, instruments and monies to the Party which deposited same.

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4.3.1           Except as to current real property taxes and assessments not yet due and payable, all Monetary Liens shall automatically be deemed to be Disapproved Exceptions. Permitted Exceptions shall include, without limitation, (i) a lien for non-delinquent taxes, assessments, special taxes and similar impositions, and the lien of supplemental taxes assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code to the extent relating to events occurring from and after the Close of Escrow; (ii) the covenants, conditions and restrictions encumbering the Property as of the Effective Date; (iii) any community facilities or assessment districts encumbering the Property as of the Effective Date; and (iv) any matter created or caused by Buyer or its agents or approved in writing by Buyer. Seller shall be obligated to remove all Monetary Liens on or before Closing. Any exception to title appearing in the Title Commitment, which is not expressly identified as a Disapproved Exception by Buyer and which Seller does not also expressly agree to eliminate in writing shall be a “Permitted Exception.”

4.3.2           No later than fifteen (15) calendar days prior to each Closing, Escrow Agent shall obtain from Title Company and deliver to Seller and Buyer an updated Title Commitment for the Property for the issuance of an ALTA standard coverage owners’ policy of title insurance and legible copies of all instruments listed in the report as exceptions to title (collectively, the “Updated Title Documents”). Buyer shall be deemed to object to any new matters set forth on the Updated Title Documents. Seller shall have ten (10) calendar days from issuance of the Updated Title Documents to cure the objections or to obtain the commitment of the Title Company to insure against such title exceptions in a manner acceptable to Buyer; Seller shall be required to cure any new Monetary Liens on or prior to Closing. If Buyer requires an extended form of owner’s policy, then Buyer shall obtain and deliver to the Title Company within thirty (30) calendar days of the date of entry of the Sale Order an ALTA/ACSM Land Title Survey of the Property acceptable to the Title Company (“Survey”). Any request for an extended form of title policy shall not delay the Close of Escrow.

4.4.          Development Approval. During the term of this Agreement, at Buyer’s cost and expense, Buyer shall have the right to pursue any new entitlements and all Authority approvals and Permits necessary for Buyer’s development of the Project, including, without limitation, all subdivision mapping approvals, land use and zoning approvals, architectural approvals, including, but not limited to, building plans, renderings, specifications, drawings, elevations, and prototypes, and any other approvals and permits required to permit Buyer to immediately commence construction of its intended development of Buyer’s proposed Project and for the issuance of certificates of occupancy for such residences or buildings upon their completion in the ordinary course (collectively, the “Development Approvals”), all as Buyer may deem necessary for its Project. Furthermore, Buyer shall prepare and process the remaining Final Maps using commercially reasonable efforts in order to meet the proposed Closing Dates set forth in this Agreement. Seller agrees to fully cooperate with Buyer in connection with its Development Approvals and the Final Maps, and shall execute, upon request of Buyer any and all maps, documents and agreements which are reasonably necessary to accomplish such purposes, including appointment of Buyer as agent of Seller for purposes of Buyer’s development of the Property, provided that Seller incurs no material cost or liability as a result of such cooperation and provided that the document appointing Buyer as Seller’s agent expressly prohibits Buyer from binding the Property or recording any documents relating to the Property without the prior written consent of Seller, which consent shall not be unreasonably withheld. In the event that the City requires that Seller, as the owner of the Property, execute any development applications or subdivision improvement agreements with the City, Seller shall execute and return such development applications and agreements to Buyer within five (5) calendar days after the date on which such items are delivered to Seller.

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4.4.1           Except as otherwise set forth in the Agreement, Buyer shall have the right to prepare any site plans for the Property, including all engineering and landscaping plans and drawings, the architectural materials, utility plans for the Project, and all applications and submittals necessary to obtain its Development Approvals as it may deem necessary during the Due Diligence Period. At no out-of-pocket cost to Seller, Seller shall, for no additional consideration or payment, upon request by Buyer (i) execute and promptly deliver to such appropriate Authorities such applications, submittals, documents, instruments and other items reasonably requested by Buyer in connection with the Development Approval process for the Property; (ii) as reasonably requested by Buyer, appear at any public hearings or other, meetings for or with Authorities or neighborhood meetings in connection with, and support of the Development Approvals for the Property; and (iii) otherwise cooperate as reasonably requested by Buyer in connection with Buyer’s obtaining the Development Approvals of the Property. Except as set forth in Section 4.6 below, nothing herein contained shall be deemed to grant Seller and Seller hereby confirms that Seller has no right, and it hereby waives any right, to object to the Development Approval matters relating to the Property.

4.5.          Inquiry. Subject to the provisions of Section 10 below, Buyer and its representatives, employees, agents and independent contractors shall have the right, at its sole cost and expense, to (i) meet with all City, County, district and other Authorities; and (ii) discuss with any such entities and agencies the condition of the Property and Buyer’s proposed development of the Property. Seller shall have the right to participate in any such meetings arranged by Buyer with Authorities.

4.6.          Design Review. Buyer’s design and improvement plans for Phase 2 and Phase 3 of the Property shall be subject to Seller’s reasonable approval thereof, which approval shall not be unreasonably withheld, delayed or conditioned. Buyer agrees to submit its plans to Seller prior to submission to the City, and Seller shall have fifteen (15) calendar days to submit any objections to the same. Failure to approve or disapprove Buyer’s plans within such time period shall be deemed an approval. This right shall be personal to the Seller named in this Agreement, and shall not run to the benefit of any other parties, whether successors or assigns or otherwise.

5.             Closing.

5.1.          Timing. The Closing on the Property shall take place in three Phases as set forth herein to provide the time needed to create the legal parcels comprising the Property. Closing shall occur at the offices of Escrow Agent during normal business hours or at such other location as Buyer and Seller may mutually agree.

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5.2.          Phased Closings. Subject to Buyer’s contingencies to Closing under this Agreement, including the Sale Order being a Final Order, and assuming that the Parcel 8/15 Final Map is recorded on or prior to the First Closing, the Closing on (i) Phase 1 shall occur no later than four (4) months following entry of the Sale Order (“First Closing”); (ii) Phase 2 shall occur no later than twelve (12) months following entry of the Sale Order (“Second Closing”); and (iii) Phase 3 shall occur no later than twenty (20) months following entry of the Sale Order (“Third Closing”). The consummation of a prior Closing shall be a condition precedent to the consummation of any subsequent Closing under this Agreement.

5.3.          Closing Extensions.

5.3.1           Seller’s. Notwithstanding the foregoing, if the Parcel 8/15 Final Map is not recorded by the Outside Map Date notwithstanding Seller’s use of all commercially reasonable and diligent efforts, then unless Buyer exercises Buyer’s Self-Help Right, Seller shall have the right to extend the Outside Map Date by a period of up to thirty (30) days to allow Seller time to record the Parcel 8/15 Final Map.

5.3.2           Buyer’s. Notwithstanding the foregoing, if the Final Maps are not recorded by the dates set forth above for the Second Closing or the Third Closing, respectively, notwithstanding Buyer’s use of all commercially reasonable and diligent efforts, then Buyer shall have the right to extend each such date for the Second Closing and/or the Third Closing by a period of thirty (30) days for each affected Closing to allow Buyer time to record the Final Maps.

5.4.          Outside Conditions Date. Notwithstanding anything to the contrary contained in this Agreement, in the event Seller is not able, on or before January 15, 2018, to obtain entry of the Sale Order or satisfy the other conditions to Closing for Buyer’s benefit hereunder, or if the Sale Order has not become a Final Order by such date, in each case through no fault of Seller and Seller shall have used all commercially reasonable efforts to satisfy the foregoing conditions by such date (“Outside Conditions Date”), then Seller shall have the right to extend the Outside Conditions Date for a period of up to sixty (60) calendar days; and following such extension if the foregoing conditions have not been satisfied during such sixty (60) day period, then Buyer shall have the right to terminate this Agreement and receive a refund of the Deposit, and the Parties shall have no further obligations to each other hereunder.

5.5.          Payment of Purchase Price Balance. Provided that (i) Seller has deposited all of the items required by this Section 5.5 no later than two (2) business days prior to the Closing Date, (ii) all conditions precedent set forth in this Agreement have been satisfied or waived, and (iii) the Title Company has confirmed to Buyer in writing that it is in receipt of all items required to be deposited by Seller and is unconditionally prepared to issue the Title Policy (defined below) to Buyer upon consummation of the Closing subject only to the Permitted Exceptions, and payment of the applicable policy premium, Buyer shall deposit with Escrow Agent the Purchase Price for the applicable Phase less the Deposit already in Escrow and adjusted by Buyer’s share of prorations and Closing costs pursuant to Sections 5.8 and 5.9 below, together with the other adjustments provided for under this Agreement.

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5.6.          Delivery of Closing Documentation.

(a)          Seller’s Delivery. No later than two (2) business days prior to Closing, Seller shall execute, acknowledge, and deliver to Escrow Agent, (i) Seller’s grant deed transferring good and marketable title to the Property, free and clear of all liens and encumbrances, except Permitted Exceptions in the form attached hereto as Exhibit D (the “Grant Deed”), (ii) a non-foreign person affidavit in the form attached hereto as Exhibit E (“FIRPTA”), (iii) a bill of sale and assignment in the form of attached hereto as Exhibit F (“Bill of Sale”), (iv) evidence that Seller is exempt from the withholding obligations imposed by California Revenue and Taxation Code Sections 18805, 18815, and 26131, and (v) such other bills of sale, assignments, and other documents or instruments of transfer or conveyance as Buyer or Escrow Agent may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer, conveyance and delivery of the Property to Buyer at no material additional cost, obligation or liability to Seller. Seller shall, at no cost or liability to Seller, cooperate with Buyer by providing to the Title Company, at or prior to Closing, any customary affidavits, agreements and documents reasonably required by the Title Company to issue the Title Policy together with any extended coverage desired by Buyer.

(b)          Buyer’s Delivery. No later than two (2) business days prior to Closing, Buyer shall execute, acknowledge, and deliver to Escrow Agent (i) the Bill of Sale and (ii) such other documents or instruments as Escrow Agent may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer, conveyance and delivery of the Property.

5.7.          Agreement to Cooperate. Each Party shall execute, acknowledge and deliver, after the Effective Date, including at or after Closing, such further assurances, instruments and documents as the other may reasonably request in order to fulfill the intent of this Agreement and the transactions contemplated hereby. Following a reasonable request for further assurances, instruments and/or documents from one Party to the other, the requested Party shall reasonably respond to the request within two (2) business days, and shall not unreasonably withhold compliance with the request. The provisions of this Section 5.7 shall survive each Closing and delivery of the Grant Deed and shall not be merged with such deed. Buyer shall cooperate with Seller so that any density transfers for units allowed for the Property in excess of those used by Buyer in its sole and absolute discretion for its Project may be allocated to Seller.

5.8.          Prorations. All non-delinquent real estate taxes, and all other public or governmental charges and public or private assessments against the Property, if any, shall be adjusted and prorated, on the basis of a three hundred sixty-five (365) day year, between the Parties as of the day of Closing and shall thereafter be assumed and paid by Buyer, whether or not assessments have been levied as of the date of Closing. Seller shall be responsible for paying all delinquent taxes, and if Seller is not able to do so by the Closing, then Buyer agrees to pay such amounts, in which event such amount shall be credited against the Purchase Price for Buyer’s benefit. Any tax proration based on an estimate shall be subsequently readjusted upon receipt of a tax bill. The obligation to adjust shall survive Closing. After Closing, Seller shall remain solely responsible for and shall promptly pay before delinquency any real estate taxes and assessments for the Property relating to periods prior to the Closing Date. The provisions of this Section 5.8 shall survive each Closing and delivery of the Grant Deed for a period of twelve (12) months.

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5.9.          Closing Costs. Seller shall pay the cost of the Title Policy (standard coverage) and any endorsements requested by Buyer as agreed to by Seller in order to remove a Disapproved Exception. Seller shall pay the County transfer taxes and any City transfer taxes. Buyer shall pay any premium increment for the extended form of Title Policy (if so elected by Buyer) and the cost of any survey obtained by Buyer, if any. Seller and Buyer shall equally pay any recording fees. Seller and Buyer shall equally pay the Escrow Agent’s escrow fees. All other Closing costs, escrow fees, and other fees shall be allocated between the Parties as is customary in the County.

6.             Condemnation and Damage.

6.1.          Condemnation. If after the Buyer has given its Notice of Approval and prior to Closing all or any part of the Property is taken or threatened to be taken by eminent domain or condemnation, Buyer may elect either (a) to terminate this Agreement, in which event Escrow Holder shall immediately return all documents, instruments and monies (including, without limitation, the Deposit) to the Party which deposited same in respect of the Closing and this Agreement shall terminate and be of no further force or effect except for those matters that expressly survive the termination hereof; or (b) to consummate Closing as herein provided, in which event Seller shall pay or assign to Buyer all condemnation awards or payments in respect of the Property. If Buyer elects to proceed under clause (b) above, Seller shall not compromise, settle or adjust any claims to such award without Buyer’s prior written consent. If this Agreement is terminated pursuant to this Section 6.1, neither Party shall have any further rights, duties, obligations or liabilities, at law or in equity, arising out of or relating to this Agreement except for those that specifically survive termination of this Agreement pursuant to other sections hereof.

6.2.          Damage. If any damage or destruction to any of the Property occurs prior to Closing, Seller shall immediately give Buyer written notice of such damage or destruction, and Buyer shall have the option, exercisable within ten (10) days after notice of such damage, either to (i) terminate the Escrow, in which case Escrow Holder shall immediately return all documents, instruments and monies (including, without limitation, the Deposit) to the Party which deposited same in respect of the Closing and this Agreement shall terminate and be of no further force or effect except for those matters that expressly survive the termination hereof, or (ii) accept the Property in its condition at that time, and receive an assignment of all of Seller’s rights to any insurance proceeds payable by reason of such damage or destruction together with a credit against the Purchase Price equal to Seller’s insurance deductible. If Buyer elects to proceed under clause (ii) above, Seller shall not compromise, settle or adjust any such insurance claims without Buyer’s prior written consent.

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7.             Conditions Precedent to Closing.

7.1.          Buyer’s Conditions. Buyer’s obligation to complete each Closing (unless a different date is set forth below) shall be conditioned upon the satisfaction (or Buyer’s written waiver thereof) of each of the conditions precedent set forth in this Section 7.1 below. If these conditions are not satisfied or affirmatively waived by Buyer in Buyer’s sole and absolute discretion (except that the recording of any maps to create legal parcels may not be waived by either Party), then, without limiting any other remedies Buyer may have hereunder, and subject to Section 11, Buyer shall have the right to terminate this Agreement, in which case the Deposit shall be promptly returned from Escrow Agent to Buyer without further instruction from Seller, and neither Party shall have any duty, obligation or liability to the other except as expressly provided for herein.

(a)          Title Policy. Seller, at its sole expense, shall cause Title Company to deliver to Buyer an ALTA owner’s coverage policy of title insurance issued by the Title Insurer, with such endorsements as Buyer may reasonably request, insuring Buyer in the amount of the Purchase Price of the applicable Phase and showing the Property to be subject to no exceptions to title other than the Permitted Exceptions and such other exceptions as may expressly be approved by Buyer in writing (the “Title Policy”).

(b)          Notice of Approval. Buyer shall have given the Notice of Approval.

(c)          Seller’s Performance. Seller shall have performed all material obligations to be performed by Seller pursuant to this Agreement prior to Closing.

(d)          Seller’s Representations and Warranties. Seller’s representations and warranties set forth herein shall be true and correct as of the Closing.

(e)          Sale Order. The Sale Order shall have been entered and shall be a Final Order.

(f)          Monetary Liens. Pursuant to the Sale Order, the portion of the Property subject to a Closing shall be free and clear of Monetary Liens, including, without limitation, the Lender’s Lien and all liens for delinquent taxes.

(g)          Assignment of Grants. As of the First Closing, Seller (and the City as such written consent may be required under the applicable grant agreements) shall have transferred and assigned to Buyer the Park Grant Amount and the Street Grant.

(h)          Parcel 8/15 Final Map. As to Phase 1, Seller shall have recorded the Parcel 8/15 Final Map by the Outside Map Date.

(i)          Final Maps. As to each of Phase 2 and Phase 3, the Final Maps shall have been approved and recorded.

(j)          Cost Sharing Agreements. As of the First Closing, Seller shall have duly executed the cost sharing agreements required under this Agreement to be recorded concurrently therewith.

(k)          Development Agreements. Seller shall have caused all of the development agreements affecting the Property (applicable to the master development of the Overall Project) to be released from the Property on or prior to the Closing for each Phase.

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(l)          Other Conditions. Seller shall have satisfied its covenants under this Agreement by the Outside Conditions Date.

7.2.          Seller’s Conditions. Seller’s obligation to complete each Closing (unless a different date is set forth below) shall be conditioned upon the satisfaction (or its written waiver thereof) of each of the conditions precedent set forth in this Section 7.2. If these conditions are not satisfied or affirmatively waived by Seller in its sole and absolute discretion (except that the recording of any maps to create legal parcels may not be waived by either Party), then, without limiting any other remedies Seller may have hereunder, and subject to Section 11, Seller shall have the right to terminate this Agreement, upon which the Deposit shall be promptly returned from Escrow Agent to Buyer, and neither Party shall have any duty, obligation or liability to the other except as expressly provided for herein.

7.2.1           Purchase Price. Buyer shall have delivered the balance of Purchase Price in immediately available funds in accordance with the terms of this Agreement.

7.2.2           Seller’s Performance. Buyer shall have performed all material obligations to be performed by Buyer pursuant to this Agreement prior to Closing.

7.2.3           Seller’s Representations and Warranties. Buyer’s representations and warranties set forth herein shall be true and correct as of the Closing.

7.2.4           Sale Order. The Sale Order shall have been entered and shall be a Final Order.

7.2.5           Lender’s Lien. If not otherwise addressed in the Sale Order, Seller shall have received a release of the Lender’s Lien as to the portion of the Property being acquired by Buyer.

7.2.6           Assignment of Grants. On or prior to the First Closing, Seller shall have obtained the City’s written agreements for the transfer and assignment of the Park Grant Amount and the Street Grant to Buyer.

7.2.7           Development Agreements. On or prior to the Closing for each Phase, Seller shall have obtained the City’s written release of all development agreements affecting the Property (applicable to the master development of the Overall Project).

8.            Closing.

8.1.          Escrow Agent’s Actions. Upon the Closing Date, when Escrow Agent holds the items required to be deposited by Seller and Buyer as described above and Title Company is prepared to issue and deliver to Buyer the Title Policy for the applicable Phase, Escrow Agent is instructed and authorized to perform the following actions:

(a)          record the Grant Deed in the office of the County Recorder of the County;

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(b)          pay any transfer taxes (to the extent the sale is not exempt from transfer taxes pursuant to Section 1146(a) of the Bankruptcy Code pursuant to the terms of the Sale Order);

(c)          pay any pro-rated real estate taxes and assessments and any other charges to be paid by Buyer, out of proceeds deposited into Escrow by Buyer;

(d)          unless otherwise provided in the Sale Order, pay any pro-rated real estate taxes and assessments and any other charges to be paid by Seller, out of the proceeds deposited into Escrow by Buyer and held for the account of Seller;

(e)          instruct the County Recorder to return the recorded Grant Deed;

(f)          unless otherwise provided in the Sale Order, disburse to Seller from the funds deposited into Escrow by Buyer, the Purchase Price including the Deposit not previously released to Seller, if any, less Seller’s escrow and cash charges as prorated in accordance with Section 5.8 and Section 5.9;

(g)          disburse from funds deposited by Buyer amounts toward payment of all other items chargeable to the account of Buyer hereunder, and disburse the balance of such funds if any, to Buyer, and promptly deliver (1) to Buyer the Bill of Sale and the Title Policy; (2) to Seller a copy of the recorded Grant Deed and the Bill of Sale; and (3) to Buyer and Seller conformed copies of all recorded documents.

8.2.          Escrow Cancellation Charges. Responsibility for the payment of escrow cancellation charges shall be borne as follows: (i) If the Closing does not occur because of the default of a Party, then, notwithstanding anything to the contrary contained herein, the defaulting Party shall bear all escrow cancellation charges. (ii) If the Closing does not occur because of the failure to obtain timely entry of the Sale Order, or because the Sale Order does not timely become a Final Order, then Seller shall bear all escrow cancellation charges. (iii) If the Closing does not occur for any reason other than the reasons in clause (i) or (ii) of this Section 8.2, then Buyer and Seller shall each pay one-half of any escrow cancellation charges, if so charged by Escrow Agent. As used herein, “escrow cancellation charges” means all fees, charges and expenses actually incurred by Escrow Agent, as well as all expenses related to the services of the Title Company in connection with the issuance of the Title Commitment and other title matters.

8.3.          Possession. Upon Closing, Seller shall deliver to Buyer exclusive possession of the Property, subject to any and all Permitted Exceptions.

9.             Condition and Inspection of Property. Except as provided in this Agreement, Seller makes no representation or warranty regarding the condition of the Property, its past use, or its suitability for Buyer’s intended use.

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(A)         Unless otherwise expressly provided in this Agreement, neither Seller nor any employee or agent of Seller has made or will make, either expressly or impliedly, any representations, guaranties, promises, statements, assurances or warranties of any kind concerning any of the following matters (collectively referred to herein as the “Property Conditions”): (i) the suitability or condition of the Property for any purpose or its fitness for any particular use, (ii) the profitability and/or feasibility of owning, developing, operating and/or improving the Property, (iii) the physical condition of the Property, including, without limitation, the current or former presence or absence of environmental hazards or Hazardous Materials, asbestos, radon gas, underground storage tanks, electromagnetic fields, or other substances or conditions which may affect the Property or its current or future uses, habitability, value or desirability, (iv) the rentals, income, costs or expenses thereof, (v) the net or gross acreage, usable or unusable, contained therein, (vi) the zoning of the Property, (vii) the condition of title, (viii) the compliance by the Property with applicable zoning or building laws, codes or ordinances, or other laws, rules and regulations, including, without limitation, environmental and similar laws governing or relating to environmental hazards or Hazardous Materials, asbestos, radon gas, underground storage tanks, electromagnetic fields, or other substances or conditions which may affect the Property or its current or future uses, habitability, value or desirability, (ix) water or utility availability or use restrictions, (x) geologic/seismic conditions, soil and terrain stability, or drainage, (xi) sewer, septic, and well systems and components, (xii) other neighborhood or Property conditions, including, schools, proximity and adequacy of law enforcement and fire protection, crime statistics, noise or odor from any sources, landfills, proposed future developments, or other conditions or influences which may be significant to certain cultures or religions, or (xiii) any other past, present or future matter relating to the Property which may affect the Property or its current or future use, habitability, value or desirability.

(B)         Buyer is strongly encouraged to conduct its own inspection and investigation of the Property Conditions referred to above and is further encouraged to obtain, at its expense, expert advice as to such matters from professional inspectors and others. Buyer acknowledges that as of the Closing, it has been given the full opportunity to inspect and investigate such Property Conditions to its own satisfaction or cause such an inspection and investigation by experts engaged by Buyer. Buyer represents to Seller that it is relying solely upon such inspection and investigation in connection with its purchase of the Property and not upon any express or implied representations, guaranties, promises, statements, assurances or warranties of Seller or any of Seller’s employees or agents as to such Property Conditions, unless otherwise expressly provided under this Agreement and that subject to Seller’s expressed representations and warranties and post-Closing obligations of Seller set forth in this Agreement, and Buyer’s inspection of the Property made during the Due Diligence Period, Buyer is acquiring the Property “AS IS.”.

(C)         Effective upon the Closing of the Property or any portion thereof, by initialing below, Buyer, for itself and its agents, affiliates, successors and assigns, hereby waives, releases and forever discharges Seller and its agents, affiliates, successors and assigns from any and all rights, claims and demands at law or in equity, whether known or unknown at the time of this Agreement or at Closing, which Buyer has or may have in the future, arising out of the physical, environmental or economic condition or suitability of the Property, but specifically excluding (i) the representations, warranties and covenants of Seller under this Agreement, (ii) any intentional misrepresentation, or (iii) fraud. Buyer specifically waives the provision of California Civil Code Section 1542, which specifically provides as follows:

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A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR.

Buyer                          _______________

10.           Additional Covenants and Agreements. Notwithstanding anything to the contrary contained in this Agreement, the following additional covenants and agreements shall apply to the Parties:

10.1.          Right to Contact Government Officials. In conjunction with Buyer’s due diligence review and obtaining any entitlements, Buyer shall have the right to contact local, state and federal officials (“Government Officials”).

10.2.          Master Association. Buyer is advised, and acknowledges and agrees that the Project, including the Property, is subject to covenants, conditions, and restrictions recorded in the Official Records of the County Recorder’s Office, which, inter alia, authorize the formation of an owners’ association, certain use requirements and restrictions and the imposition of assessments. If within the reasonable control of Seller at the applicable time, Buyer shall be entitled to a proportionate number of seats on the board of the owner’s association at such time as it is formed. The provisions of this Section shall survive and shall continue in full force and effect after Closing.

10.3.          Costs of Approvals. Except as expressly set forth in this Agreement, including, without limitation, the costs related to the Parcel 8/15 Final Map and satisfaction of the related conditions imposed by the City and payment of all fees in order to finalize and record such map and such other amounts as described in this Agreement (which shall be Seller’s sole responsibility), Buyer assumes all other costs, duties, risks, liabilities and obligations for improving the Property and obtaining all required Permits and Approvals (including the Final Maps for Phase 2 and Phase 3, and the related conditions thereto, but specifically excluding the Parcel 8/15 Final Map and its related costs or conditions) for Buyer’s intended use thereof for the Project, and paying all costs and fees in connection therewith, including, but not limited to, building permit fees.

10.4.          Parcel 8/15 Final Map. Seller shall process and obtain final approval of the Parcel 8/15 Final Map and record it as a condition to the First Closing for Buyer’s benefit. Seller shall process and record the Parcel 8/15 Final Map no later than ninety (90) calendar days following entry of the Sale Order (“Outside Map Date”). Seller shall be responsible for all costs and expenses for preparing, approving and recording the Parcel 8/15 Final Map, including, without limitation, all bonding and warranty costs, and conditions thereto.

10.5.          Park Work. The provisions of the Recitals pertaining to the Park Work are hereby incorporated by reference.

10.6.          Street Work. The provisions of the Recitals pertaining to the Street Work are hereby incorporated by reference.

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10.7.          Buyer’s Self-Help Right. In the event that Seller fails to complete processing and recording the Parcel 8/15 Final Map by the Outside Map Date, or completing any obligations required in connection therewith such as the payment of any delinquent taxes, or any other material obligations required of Seller under this Agreement, and Buyer shall have given written notice of such failure and the opportunity to cure the same within ten (10) calendar days of such notice (collectively, “Incomplete Work”), then Buyer shall have the right to elect to complete the Incomplete Work in accordance with the following provisions affecting Buyer’s Self-Help Right. Buyer may exercise Buyer’s Self-Help Right with respect to any portion of the Incomplete Work, and any partial exercise shall not relieve Seller of Seller’s obligation to complete the remainder of the Incomplete Work with respect to which Buyer has not exercised Buyer’s Self-Help Right.

10.7.1           Direct Payment. In exercising Buyer’s Self-Help Right, Buyer shall have the right to use Buyer’s contractors and consultants to complete any Incomplete Work. To the extent Buyer exercises Buyer’s Self-Help Right, Buyer shall have the right to pay all contractors and consultants directly. The amounts paid by Buyer for the actual and reasonable costs to complete any Incomplete Work shall be the self-help costs (collectively, the “Self-Help Costs”).

10.7.2           Credit to Purchase Price. All Self-Help Costs shall be credited against and reduce the amount of the Purchase Price on a dollar-for-dollar basis for Buyer’s benefit.

10.7.3           Ongoing Assignment of Seller’s Rights.

(a)                Assignment of Plans and Contracts. Concurrently with the Closing, Seller shall sign and deliver to Buyer that certain Assignment of Plans and Contracts in the form attached hereto as Exhibit G (“Assignment of Plans and Contracts”). Pursuant to the Assignment of Plans and Contracts and this Agreement, Seller shall and does hereby assign to Buyer, to the extent assignable, on a non-exclusive basis, without representation or warranty, all of its rights and interests in, to and under all of the following whether now or hereafter existing: (a) all plans, drawings, specifications, surveys, reports, data and similar documents relating to Seller’s development of the Property and construction of the offsite and onsite improvements together with all express or implied warranties related thereto (collectively, “Plans”); (b) all Intangible Property owned by Seller in connection with Seller’s development of any portion of the Property, and all other governmental permits, entitlements, approvals and licenses, including, without limitation, all applications for any of the foregoing (collectively, “Permits”); and (c) all agreements and contracts relating to the preparation, issuance, ownership or use of the Plans and Permits and the construction of all improvements contemplated thereby with respect to the Property (collectively, “Contracts”).

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(b)               Consents. It is the intention of the Parties that, subject to the requirements of this Section 10.7.3, by virtue of the Assignment of Plans and Contracts, Buyer will have full rights, power and authority to use, re-use or rely upon all of the Plans, Permits and Contracts in connection with its development of the Property in connection with Buyer’s Self-Help Right, but without any obligation to cure any default or breach on Seller’s part thereunder. Seller shall use commercially reasonable efforts to obtain (a) all necessary written consents to said assignment of Plans, Permits and Contracts (“Necessary Consents”) from the firms preparing or entering into the Plans, Permits and Contracts, and (b) written acknowledgments (“Right to Use Acknowledgment”) from the firms preparing or entering into the Plans, Permits and Contracts that each of them have read the terms and conditions of this Section and agrees to comply with its terms and recognize Buyer’s rights, power and authority to use, re-use or rely upon all of the Plans, Permits and Contracts, which shall be obtained during the Due Diligence Period. The form by which Seller will obtain Necessary Consents and Right to Use Acknowledgments in substantial conformance therewith is attached hereto as Exhibit H. Further, Seller shall immediately advise Buyer of such inability to obtain any of the Necessary Consents and/or Right to Use Acknowledgments so that Buyer may directly discuss said request with such non-consenting parties. Seller shall also use commercially reasonable efforts to obtain all Necessary Consents and Right to Use Acknowledgments for the Plans, Permits and Contracts from all appropriate Authorities. If Seller is unable to obtain any or all Necessary Consents and Right to Use Acknowledgments, then upon request by Buyer, Seller will promptly (and in any event within fourteen (14) days thereafter) prepare and file a motion pursuant to Sections 363, 365 and/or 525 of the Bankruptcy Code to approve the assignment to Buyer (subject to the Closing of the sale of the portion of the Property to which the Plans, Permits and Contracts relate) of all of Seller’s right, title and interest in and to the Plans, Permits and Contracts, which motion may be included within the Chapter 11 Plan or other motion for entry of the Sale Order.

(c)               Run with the Land. Notwithstanding anything to the contrary contained herein, to the fullest extent permitted by law, all Plans, Permits and Contracts shall run with the Property and, to the extent agreed upon by the applicable party, firm, consultant, agency or regulatory authority, no party, firm, consultant, agency or regulatory authority (other than Seller and Buyer) shall have any ownership interest therein or legal or other claim or rights thereto.

10.8.          No Opposition. By purchasing the Property, Buyer acknowledges Seller’s right to obtain the consent of all governing agencies to develop the remaining portions of the real property within the Overall Project (not including the subject Property) in whatever reasonable manner Seller shall choose (but specifically excluding the development of the remaining Overall Project into townhouses which may be opposed by Buyer provided that the Closing for each Phase of the Property has timely occurred). Buyer, on behalf of itself and its officers, partners, directors, employees, agents, partners, members, successors and assigns, agrees that it will not in any way challenge, contest, oppose, litigate, or seek to hinder or delay, directly or indirectly, administratively, judicially, publicly or privately, including by referenda or initiative, and will not in any way assist, support, encourage or provide cooperation, direct or indirect, to others who challenge, contest, oppose, litigate, or seek to hinder or delay; (i) the processing and issuance of entitlements for the development, use, occupancy, and/or sale of the Overall Project or any matter in any way related thereto (but specifically excluding the development of the remaining Overall Project into townhouses which may be opposed by Buyer provided that the Closing for each Phase has timely occurred); (ii) any governing agency ordinances, permits, approvals or determinations in any way related to the development, construction, use, occupancy, and/or sale of any portion of the Overall Project, including, but not limited to, any development agreement, tentative or final map, or the conditions applicable thereof, (iii) ordinances, permits, approvals or determinations in any way related to the construction of public works, and/or offsite improvements related to the Overall Project; (iv) matters related to the implementation of the Overall Project ordinances, permits, approvals, determinations or other entitlements, (v) financial agreements with governing agencies and community facilities districts or bonds issued pursuant thereto, (vi) any other documentation related to development, construction, use, occupancy, and/or sale of any portion of the Overall Project, or (vii) any modification, renewal, extension, or amendment of any of the foregoing. Buyer shall execute and acknowledge such documents, agreements, consents, waivers, or other instruments and shall take such other actions as Seller, in the exercise of its sole discretion, may deem necessary, expedient or appropriate to confirm Buyer’s consent to the development of the Overall Project in accordance with the provisions of this paragraph. Seller alone shall have the right to enforce, all restrictions, covenants and agreements imposed by this paragraph, including the right to prevent the violation of any such restrictions, covenants, or agreements; order the abatement of any activity undertaken by Buyer in violation of any such restrictions, covenants, or agreements; and the right to recover damages or other amounts due for such violation. All rights, options and remedies of Seller are cumulative, and no one of them shall be exclusive of any other. Seller (and/or its assignee) shall have the right to pursue any one or all of such rights and remedies or any other remedy or relief which may be available at law or in equity, whether or not stated in this paragraph. The provisions of this paragraph shall survive and shall continue in full force and effect after the First Closing for a period of sixty (60) months.

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10.9.          SWPPP Indemnity. TO THE MAXIMUM EXTENT PERMITTED BY LAW, SELLER SHALL INDEMNIFY AND HOLD HARMLESS BUYER AND ANY OF ITS AFFILIATES FROM AND AGAINST ANY CLAIMS, DEMANDS, DAMAGES, FINES, PENALTIES, VIOLATIONS, NOTICES OF VIOLATIONS, REASONABLE ATTORNEYS’ FEES, COSTS, OR EXPENSES OF ANY TYPE OR NATURE TO THE EXTENT ARISING FROM OR RELATED TO, DIRECTLY OR INDIRECTLY, THE FAILURE OF SELLER TO (i) SATISFY SELLER’S STORM WATER OBLIGATIONS DURING THE PERIOD OF SELLER’S OWNERSHIP, OR (ii) OTHERWISE FAIL TO PROPERLY PERFORM ANY STORM WATER RELATED ACTIONS REQUIRED ON THE PART OF SELLER PRIOR TO THE CLOSING ON THE PROPERTY (OR ANY PORTION THEREOF) BY BUYER.

10.10.         Assignment of Declarant Status and Development Agreement. At each Closing, Seller shall partially assign to Buyer (and/or its assignee) declarant status under the existing CC&Rs relative to matters concerning the entitlement, development, improvement and use of the parcels constituting the Property being acquired at such Closing, by executing and delivering the Assignment of Declarant Status in the form and content required under the CC&Rs and pursuant to a written assignment agreement to be prepared and entered into between the Parties prior to the expiration of the Due Diligence Period. Seller shall use commercially reasonable efforts to cause any and all development agreements (applicable to the master development of the Overall Project) to be released from the Property, with respect to the first Phase concurrently with the recordation of the Parcel 8/15 Final Map, and prior to the Closing for each subsequent Phase; provided, that, Seller agrees to partially assign any incentives or fee reduction programs under such development agreements, if any, to Buyer.

10.11.         Dirt. During the walk-through, the Parties shall assess whether development of the intended Project will require importation of fill dirt to cause the parcels to consist of a level pad. In the event that the pads are determined not to be sufficiently level for construction of Buyer’s Project, Buyer shall complete all work to compact the sites at Buyer’s cost and expense, but Seller agrees to make available to Buyer any excess onsite dirt currently located on the Property at no additional cost to Buyer. The dirt needs for the Property and availability of onsite excess dirt shall be evaluated by Buyer during the Due Diligence Period.

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10.12.         No Other Offers. Unless required by the Bankruptcy Court, following the expiration of the Due Diligence Period and Buyer’s election to proceed with the transactions contemplated hereby, during the term of this Agreement Seller shall not accept or enter into any backup offers or other agreements for the sale of the same Property to any other person or entity.

11.           Default.

11.1.          Buyer Default. LIQUIDATED DAMAGES: BUYER AND SELLER AGREE THAT FOLLOWING BUYER’S DELIVERY OF THE NOTICE OF APPROVAL AND ENTRY OF THE SALE ORDER, IN THE EVENT THE CONDITIONS PRECEDENT TO CLOSING OF THIS AGREEMENT HAVE BEEN SATISFIED OR WAIVED BY BUYER, AND BUYER DEFAULTS ON ITS OBLIGATION TO COMPLETE THE CLOSING PURSUANT TO THIS AGREEMENT, SUBJECT TO THE TERMS AND CONDITIONS OF SECTION 11.3 BELOW, AND PROVIDED THAT SELLER IS NOT IN DEFAULT OF THIS AGREEMENT BEYOND ANY APPLICABLE NOTICE AND CURE PERIODS, THE DAMAGES TO SELLER WOULD BE DIFFICULT AND IMPRACTICAL TO DETERMINE. BUYER AND SELLER FURTHER AGREE THAT THE DEPOSIT REPRESENTS A REASONABLE ESTIMATE OF THE RESULTING DAMAGES TO SELLER, SUCH DAMAGES INCLUDING COSTS OF NEGOTIATING AND DRAFTING OF THIS AGREEMENT, COSTS OF COOPERATING IN SATISFYING CONDITIONS TO CLOSING, COSTS OF SEEKING ANOTHER BUYER UPON BUYER’S DEFAULT, OPPORTUNITY COSTS IN KEEPING THE PROPERTY OUT OF THE MARKETPLACE, AND OTHER COSTS INCURRED IN CONNECTION HEREWITH. ACCORDINGLY, BUYER AND SELLER HAVE AGREED TO FIX AS LIQUIDATED DAMAGES THE AMOUNT OF THE DEPOSIT THEN IN ESCROW, AND SELLER MAY RECOVER AND/OR RETAIN SUCH AMOUNT WITHOUT RESTRICTION AS LIQUIDATED DAMAGES, AND WHICH SHALL CONSTITUTE SELLER’S SOLE AND EXCLUSIVE REMEDY FOR SUCH DEFAULT. SELLER’S RETENTION OF SAID SUMS AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY UNDER CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT INSTEAD, IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO SECTIONS 1671, 1676 AND 1677 OF THE CALIFORNIA CIVIL CODE. SELLER AGREES THAT THESE LIQUIDATED DAMAGES SHALL BE IN LIEU OF ANY OTHER MONETARY RELIEF OR OTHER REMEDY, INCLUDING, WITHOUT LIMITATION, SPECIFIC PERFORMANCE, TO WHICH SELLER OTHERWISE MIGHT BE ENTITLED UNDER THIS AGREEMENT, AT LAW OR IN EQUITY. THE LIMITATIONS CONTAINED IN THIS SECTION SHALL NOT APPLY TO ANY INDEMNITY OBLIGATIONS CONTAINED IN THIS AGREEMENT OR TO ANY REMEDY AVAILABLE TO SELLER UNDER SECTION 11 OF THIS AGREEMENT. BUYER AND SELLER SPECIFICALLY ACKNOWLEDGE THEIR AGREEMENT TO THE FOREGOING LIQUIDATED DAMAGES PROVISION BY INITIALING THIS PARAGRAPH IN THE APPROPRIATE SPACES PROVIDED BELOW:

Buyer’s Initials: _________         Seller’s Initials: ___________

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11.2.          Seller’s Default. In the event of any default hereunder by Seller to convey the Property as required under this Agreement upon entry of the Sale Order (and subject to Seller’s conditions to Closing), or the breach of any material provisions hereunder, Buyer shall have the right, IN LIEU OF ANY AND ALL OTHER REMEDIES AVAILABLE AT LAW OR IN EQUITY, to either (i) if reasonably practical, pursue Buyer’s Self-Help Right and receive a credit against the Purchase Price for all of Buyer’s costs, expenses, fees and other amounts expended in satisfaction of Seller’s obligations under this Agreement in order to complete the purchase of the Property in accordance with this Agreement, (ii) cancel this Agreement either in its entirety or only as to a given portion of the Agreement that is not yet performed, or (iii) to pursue an action for specific performance of this Agreement, and if Buyer shall be the prevailing Party in such action for specific performance, Seller shall pay the actual and reasonable cost of Buyer’s attorneys’ fees and other costs of prosecuting such action. If Buyer cancels this Agreement, then (a) the Deposits shall be immediately returned to Buyer without further instruction from Seller, (b) Seller will reimburse Buyer for all of its reasonable and actual out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement up to a maximum amount of $50,000.

11.3.          Return of Deposit. For clarity purposes, in addition to any and all other remedies provided for under this Agreement, the Deposit shall be returned to Buyer in the event that (i) Buyer elects to terminate this Agreement during the Due Diligence Period, (ii) Buyer’s conditions to Closing are not satisfied and Buyer does not otherwise waive the same, (iii) Seller does not obtain entry of the Sale Order by the Outside Conditions Date, or if the Sale Order has been entered but is not a Final Order by such date, (iv) a new Monetary Lien is identified in any Updated Title Documents that Seller is not able or not willing to remove, or (v) Seller is in breach of this Agreement and Buyer elects to terminate this Agreement as a result thereof.

11.4.          Cure Period. Notwithstanding the provisions of Section 11 above and any other provisions in this Agreement applicable to a breach or default by either Party, no default by Buyer or Seller shall result in a termination or limitation of any rights of Buyer or Seller unless and until the non-defaulting Party shall have notified the other in writing of said default, in reasonably sufficient detail, and the defaulting Party shall have failed to cure said default within five (5) business days after the receipt of said written notice. This cure period does not apply to the payment of any fees or deposits, which shall be made timely.

12.         Notices. All notices required hereunder shall be in writing, and shall be delivered by personal delivery, facsimile, commercial courier, or by mailing such notice by first-class mail, certified, return receipt requested, postage and fees prepaid, addressed as follows:

To Buyer:	Anthem United Homes, Inc.
3001 Douglas Blvd., Suite 200
Roseville, CA 95661
Attention: Brendan Leonard
Telephone: 916-960-0240
Facsimile: 916-960-0242
Email: BLeonard@AnthemUnited.com

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With copies to:	Stoel Rives LLP
500 Capitol Mall, Suite 1600
Sacramento, CA 95814
Attention: Sylvia S. Arostegui
Telephone: 916-447-0700
Facsimile: 916-447-4781
Email: Sylvia.Arostegui@stoel.com

To Seller:	Capitol Station 65 LLC
410 Park Avenue, 14th Floor
New York, NY 10022
Attention: Suneet Singal
Telephone: 916-213-5272
Facsimile: 916-914-2487
Email: s@firstcapitalre.com

With copies to:	Nuti Hart LLP
411 30th Street, Suite 408
Oakland, CA 95609
Attention: Gregory C. Nuti
Telephone: 510-507-7152
Email: gnuti@nutihart.com

Escrow Agent:	First American Title Company
4750 Willow Road, Suite 100
Pleasanton, CA 94588
Attention: Diane Burton, Escrow Holder
Telephone: 925-201-6603
Facsimile: 866-648-7806
Email: dburton@firstam.com

or to such other address as either Party may designate by written notice to the other. All notices shall be deemed delivered upon actual receipt or refusal of delivery. Email addresses are provided herein for convenience only, and are not deemed to be an acceptable method for delivery of notices, unless otherwise specifically set forth in this Agreement.

13.         Brokers. Seller hereby agrees to indemnify, defend and hold Buyer free and harmless from and against any and all claims for any real estate brokerage commission or finder’s commission or fee owed by Seller to any broker, agent, finder or third party retained by Seller. Buyer hereby agrees to indemnify, defend and hold Seller free and harmless from and against any and all claims for any real estate brokerage commission or finder’s commission or fee owed to any broker, agent, finder or third party retained by Buyer. Each Party shall be responsible for any finder’s fee agreed to by such party pursuant to separate agreements that such Party executed in connection with the same.

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14.          Representations, Warranties and Covenants.

14.1.          Buyer’s Warranties and Representations. To induce Seller to enter into this Agreement, Buyer represents and warrants to Seller as follows:

(a)          Buyer’s Authority. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transactions contemplated hereby.

(b)          Actions. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby.

(c)          Signatory. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer and the officers of Buyer, if any, have the legal power, right, and actual authority to execute this Agreement and consummate the transaction contemplated herein.

(d)          Enforceability. Subject to entry of the Sale Order, this Agreement and all documents required hereby to be executed by Buyer are and shall be valid, legally binding obligations of and enforceable against Buyer in accordance with their terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the rights of contracting Parties generally in a case or proceeding concerning Buyer.

(e)          Conflicting Documents. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party.

(f)          Patriot Act. Buyer is not, and will not be, a person or entity with whom Seller is restricted from doing business under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 162 Public Law 107-56 (commonly known as the “USA Patriot Act”) and Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001 and regulations promulgated pursuant thereto, including, without limitation, persons and entities named on the office of Foreign Asset Control Specially designated Nationals and Blocked Persons List.

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14.2.          Seller’s Representations. Seller hereby makes the following representations and warranties as of the Effective Date, which representations and warranties shall be deemed to be remade by Seller to Buyer as of the Closing Date. All representations and warranties that are expressly qualified “to Seller’s knowledge” shall be deemed to refer to actual (but not constructive) knowledge, without any duty of inquiry or personal liability for the same, of Al Esquivel (“Seller’s Representative”) without Seller’s Representative having any obligation to make an independent inquiry or investigation. In the event of any breach of any representation or warranty by Seller above, Seller’s Representative shall not be personally liable for such breach and recourse may not be had against Seller’s Representative personally. Seller represents and warrants that Seller’s Representative is the person charged with the day-to-day operation of the Property and the person most likely to have knowledge of the truth and accuracy of the below representations and warranties by Seller. Seller has not made and shall have no duty to make any special inquiry or investigation of any of the matters referred to in this Section for purposes of making the representations and warranties stated below. Seller shall not be deemed to have breached any warranty or made any misrepresentation if it has disclosed the truth of the matter in question in a Seller Update Certificate (as defined below). Except as explicitly set forth in this Agreement, Seller makes no representation concerning the Property and Buyer agrees that any representation made by Seller or any of its agents prior to date of this Agreement is not binding upon Seller, nor may Buyer rely thereto, except to the extent such representation is explicitly set forth in this Agreement. If, prior to the Closing Date, Seller acquires actual knowledge of any facts or circumstance which would cause the representations contained in this Section 14.2 to become untrue if such representations were made as of the date Seller becomes aware of such fact or circumstance, Seller shall immediately disclose the same to Buyer by delivery to Buyer of a written notice duly executed by Seller (herein the “Seller Update Certificate”) identifying any such representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. If, despite the changes or other matters described in such Seller Update Certificate, the Closing occurs, Seller’s representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such Seller Update Certificate and Seller shall have no liability to Buyer for any such changes, matters or statements made in such Seller Update Certificate except to the extent the same are materially inaccurate when made in such Seller Update Certificate.

(a)          Seller’s Authority. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California and, subject to Bankruptcy Court approval and entry of the Sale Order, has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby.

(b)          Actions. All requisite limited liability company action has been taken by Seller in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby and, to Seller’s knowledge, except for entry of the Sale Order, does not require the consent of any other partner, shareholder, trustee, trustor, beneficiary, creditor, investor, Authority or other party. Further, to Seller’s knowledge, other than may be required by a development agreement affecting the Property, any entitlement or conditions thereto or any other document disclosed by Buyer to Seller, no action by any Authority is necessary to make this Agreement a valid instrument binding upon Seller in accordance with its terms.

(c)          Signatory. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the officers of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof.

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(d)          Enforceability. Subject to entry of the Sale Order, this Agreement and all documents required hereby to be executed by Seller are and shall be valid, legally binding obligations of and enforceable against Seller in accordance with their terms except to the extent that such enforcement may be limited by applicable principles relating to or limiting the rights of contracting Parties generally.

(e)          Patriot Act. Seller is not, and will not be, a person or entity with whom Buyer is restricted from doing business under the USA Patriot Act and Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001 and regulations promulgated pursuant thereto, including, without limitation, persons and entities named on the office of Foreign Asset Control Specially Designated Nationals and Blocked Persons List.

(f)          Foreign Person. Seller is not a “foreign person” as that term is defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and applicable regulations.

(g)          Condemnation. To Seller’s knowledge, there are no pending or threatened condemnation proceedings affecting the Property, or any part thereof.

(h)          Hazardous Materials. To Seller’s knowledge: (i) there is not, and to the best of Seller’s knowledge has not been, any violation of “Environmental Laws” related to the Property or the presence or release of “Hazardous Materials” on or from the Property, (ii) except as may be disclosed in the Documents delivered to Buyer, to Seller’s knowledge, neither Seller nor any prior or other occupant has manufactured, introduced, released or discharged from or onto the Property any “Hazardous Materials” or any toxic wastes, substances or materials (including, without limitation, asbestos) during the period of Seller’s ownership. To Seller’s knowledge, Seller has not used the Property or any part thereof for the generation, treatment, storage, handling or disposal of any Hazardous Materials, in violation of any Environmental Laws. To Seller’s knowledge (i) there are no underground storage tanks located on the Property, (ii) there have been no claims made or threatened in writing by any third party against Seller or the Property relating to damage, cost recovery compensation, contribution loss or injury resulting from any Hazardous Materials, and (iii)  there are no enforcement, cleanup, removal or other Authority actions instituted, completed or threatened in writing pursuant to any applicable federal, state or local laws relating to any Hazardous Materials and affecting the Property. The term “Environmental Laws” includes, without limitation, the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement, together with their implementing regulations, guidelines, rules or orders as of the date of this Agreement, and all state, regional, county, municipal and other local laws, regulations, ordinances, rules or orders that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials. The term “Hazardous Materials” includes petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), and any substance, material, waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Law.

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(i)          Leases. Seller has not entered into any lease, license or other agreement permitting any person or entity to occupy or use any portion of the Property or otherwise affect the Property or any part thereof except as disclosed in the Documents delivered to Buyer.

(j)          No Other Contracts. Seller has not granted to any person or entity, and to Seller’s knowledge, no person or entity has, any conditional or unconditional right and/or option to purchase the Property, and/or right of first refusal or right of first offer to purchase the Property.

(k)          Title. Seller holds sole fee title to the Property and upon entry of the Sale Order shall have full rights to convey the same to Buyer, and no person (including, without limitation, any tenant) has any option to purchase or first refusal rights with respect to the Property or any part thereof.

(l)          No Violations. Except as may be disclosed in the Documents delivered to Buyer, to Seller’s knowledge, Seller has not received (i) any written notice of any existing violation of any statute, ordinance, regulation or administrative or judicial order concerning the Property, nor (ii) any notice from any Authority that any work of repair, maintenance, or improvement needs to be performed upon the Property.

(m)          Instruments Delivered to Buyer. To Seller’s knowledge, all instruments, documents, lists, schedules and items, including the Documents, prepared by Seller and required to be delivered to Buyer fairly present the information set forth in a manner that is not misleading and will be true, complete and correct in all respects on the date of delivery and upon each Closing Date, as they may be updated, modified or supplemented in accordance with this Agreement; provided, however, that Seller does not warrant the content or accuracy of any third-party information or report. To Seller’s knowledge, Seller has provided all Documents in Seller’s possession pertaining to the Property.

(n)          Notification of Change in Condition. Seller shall promptly notify Buyer of any event or circumstance which makes any representation or warranty of Seller under this Agreement untrue or misleading, it being understood that the Seller’s obligation to provide notice to Buyer shall in no way relieve Seller of any liability for a breach by Seller of any of Seller’s representations, warranties or covenants under this Agreement.

14.3.          Survival. Unless otherwise expressly stated to the contrary in this Agreement, the representations and warranties of the Parties set forth herein shall be true as of the Effective Date and the date of each Closing, and shall survive each Closing and delivery of each Grant Deed for a period of six (6) months. Seller shall notify Buyer in writing immediately if any representation made by Seller becomes untrue or misleading in light of information obtained by Seller after the Effective Date and prior to Closing.

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14.4.          Seller’s Covenants. From and after the date hereof and through and including the last Closing, Seller shall, at the Seller’s sole cost and expense: (a) keep in full force and effect, and/or renew to the extent necessary, all existing licenses, permits, and entitlements for the Property; and (b) continue to maintain the Property in accordance with Seller’s existing business practices and in such condition so that the Property shall be in substantially the same condition on the Closing as of the Effective Date hereof. Further, so long as this Agreement remains in force, Seller shall not (i) cause, permit or, through Seller’s acts or omissions, suffer to exist any encumbrance, charge or lien to be placed or claimed upon the Property which would survive past Close of Escrow; (ii) lease, convey or otherwise transfer all or any portion of the Property; (iii) do any act or execute any document which would affect the Property and Buyer’s rights under this Agreement without the prior written consent of Buyer, not to be unreasonably withheld; (iv) seek, initiate or facilitate the creation either before or after Closing of any new or additional public assessment district, Mello-Roos tax or other assessment constituting a lien against the Property for any purpose, including, without limitation, the financing of any off-site improvements under any subdivision improvement agreement or otherwise; and (v) cause any action to be taken which would cause any of the representations or warranties made by Seller in this Agreement to be false on or as of the Closing Date.

15.           General.

15.1.          Entire Agreement. This Agreement constitutes the final and entire Agreement between the Parties, and they shall not be bound by any terms, covenants, conditions, representations or warranties not expressly contained herein. This Agreement may not be amended except by a written instrument executed by both Parties.

15.2.          Partial Invalidity. If any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

15.3.          Time of the Essence. Time is of the essence of this Agreement and the performance of each and every one of the terms and conditions hereof.

15.4.          Successors and Assigns. Subject to the limitations set forth below, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective legal representatives, successors and assigns. Buyer and Seller shall not assign, hypothecate, or otherwise transfer such rights hereunder, or delegate such duties hereunder, without the prior written consent of the other party, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Buyer may assign, convey, or otherwise transfer its rights and obligations hereunder, without Seller’s consent but upon prior written notice to Seller, to (i) any affiliate, subsidiary or related entity of Buyer, or (ii) any entity affiliated with Buyer established to hold title to the Property. No assignment shall relieve Buyer from its obligations, responsibilities or liabilities under this Agreement.

15.5.          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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15.6.          Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided for convenience of reference only, and shall not be considered in construing their contents.

15.7.          Exhibits and Schedules. Each writing or map or plan referred to herein as being attached hereto as an exhibit or otherwise designated herein as an exhibit is incorporated herein by reference and made a part hereof. The following exhibits and schedules are attached to this Agreement:

Exhibit A	Parcels, COE and Pricing
Exhibit B:	Tentative and Final Maps
Exhibit C:	List of Documents
Exhibit D:	Form of Grant Deed
Exhibit E:	Form of FIRPTA Affidavit
Exhibit F:	Form of Bill of Sale
Exhibit G:	Assignment of Plans and Contracts
Exhibit H:	Right to Use Acknowledgement
Schedule 1:	Park Work

15.8.          Time Periods. Any and all references in this Agreement to time periods which are specified by reference to a certain number of days refer to calendar days, unless “business days” is otherwise expressly provided. Therefore, if (a) the last date by which a Closing is permitted to occur hereunder, or (b) any date by which a Party is required to provide the other Party with notice hereunder, occurs on a Saturday or a Sunday or a banking holiday in the jurisdiction where the Property is located, then and in any of such events, such applicable date shall be deemed to occur, for all purposes of this Agreement, on that calendar day which is the next succeeding day, which is not a Saturday, Sunday or banking holiday. The term “business days” shall have the meaning ascribed to it in California Civil Code Section 9.

15.9.          No Partnership. Nothing in this Agreement shall be deemed in any way to create between the Parties any relationship of partnership, joint venture or association, and the Parties disclaim the existence thereof.

15.10.         Waivers. No Party shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and no delay or omission by any Party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.

15.11.         Choice of Law. This Agreement shall be given effect and construed by application of California law.

15.12.         Attorneys’ Fees. In the event of any legal action or arbitration proceeding between the Parties regarding this Agreement or the Property, the prevailing Party shall be entitled to payment by the non-prevailing Party of its reasonable attorneys’ fees, costs, and litigation or arbitration expenses as determined in the course of the proceeding.

33

15.13.         Cooperation in Exchange. In the event that Seller intends to enter into a contract with a qualified intermediary for the purpose of effecting a tax-deferred exchange in accordance with Section 1031 of the U.S. Internal Revenue Code of 1986, as most recently amended, Buyer shall reasonably cooperate with Seller; shall execute, acknowledge, and deliver any and all documents which Seller may reasonably request, provided that such documents are given to Buyer at least ten (10) business days before such documents are to be so delivered; and shall deal with any intermediary as Seller may direct; provided, however, that Buyer shall not be required to (i) incur any escrow or title cost or any liability in connection with any proposed exchange, (ii) delay the Closing, (iii) be responsible for locating exchange property, or (iv) take title to any property other than the Property. Seller shall indemnify and hold Buyer harmless from and against any liability, including reasonable attorneys’ fees and costs, in any way related to the exchange, including, but not limited to, any liability as a result of the exchange being a taxable or non-taxable event. Buyer makes no representation as to whether or not the transfer of the Property is a tax-deferred exchange. Seller shall reimburse Buyer for reasonable attorneys’ fees incurred in the review of documents which Seller requests Buyer to execute pursuant to this Section, whether or not the tax-deferred exchange is in fact consummated. Seller shall apply the amount to be reimbursed toward payment of the Purchase Price at the Closing. Seller’s obligation to cause the conveyance of the Property to Buyer in the time and manner provided in this Agreement is not contingent upon Seller’s ability to effectuate a tax-deferred exchange. Each Party agrees to sign a Notice of Assignment prior to Close of Escrow confirming that such Party has received the Notice of Assignment and consents to the assignment.

15.14.         Publicity. Each of the Parties agrees that it shall not issue or permit the issuance of a press release regarding this Agreement prior to the filing of the Chapter 11 Plan (or motion for entry of the Sale Order) without the prior written consent of the other Party, which consent may be withheld in the other Party’s sole and absolute discretion; provided, however, that the foregoing provisions shall not apply to any disclosure requirements under applicable corporate and securities laws.

15.15.         Representation by Counsel. Notwithstanding any rule or maxim of construction to the contrary, any ambiguity or uncertainty shall not be construed against either Seller or Buyer based upon authorship of any of the provisions hereof. Seller and Buyer each hereby warrant, represent and certify to the other as follows: (a) that the contents of this Agreement have been completely and carefully read by the representing Party and counsel for the representing Party; (b) that the representing Party has been separately represented by counsel and the representing Party is satisfied with such representation; (c) that the representing Party’s counsel has advised the representing Party of, and the representing Party fully understands, the legal consequences of this Agreement; and (d) that no other person (whether a party to this Agreement or not) has made any threats, promises or representations of any kind whatsoever to induce the execution hereof, other than the performance of the terms and provisions hereof.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

34

IN WITNESS WHEREOF, the Parties hereto have executed under seal this Agreement as of the Effective Date.

CAPITOL STATION 65 LLC,
SELLER:	a California limited liability company,
as Debtor and Debtor in Possession

	By:	/s/ Suneet Singal
	Name:	Suneet Singal
	Title:	CEO/Chairman
	Date:	July 27, 2017

BUYER:	ANTHEM UNITED HOMES, INC.,
a Washington corporation

	By:	/s/ David Ragland
	Name:	David Ragland
	Title:	VP
	Date:	July 27, 2017

35

ACCEPTANCE BY ESCROW AGENT

The undersigned joins in the execution of the Agreement for the purpose of agreeing to act as Escrow Agent under the Agreement and to be bound by and perform the terms thereof as such terms apply to Escrow Agent.

ESCROW AGENT:

FIRST AMERICAN TITLE COMPANY

By:	/s/ Barbara Clarke
Name:	Barbara Clarke
Title:	Escrow Officer
Date:	July 27, 2017

36

EXHIBIT A TO PURCHASE AGREEMENT

PARCELS, coe AND PRICING

PHASE	PARCEL	PRESUMED YIELD	PURCHASE PRICE	COE - MONTHS AFTER ENTRY OF SALE ORDER
	TOWNHOUSES
1	8A - townhouses	22	$1,364,000	4
1	8B - townhouses	22	$1,364,000	4
1	15A/B - affordable	16	$160,000	4
1	15A/B - townhouses	12	$744,000	4
2	7A - townhouses	25	$1,650,000	12
2	7B - townhouses	25	$1,650,000	12
2	16A/B - affordable	9	$90,000	12
2	16A/B - townhouses	19	$1,254,000	12
2	12A - townhouses	16	$1,056,000	12
2	6A - townhouses	26	$1,716,000	12
2	6B - townhouses	30	$1,980,000	12
	Subtotal Land	222	$13,028,000
	Fee Credits		$1,968,030
	Total Valuation - Townhouses		$14,996,030

	MULTIFAMILY
3	12C - MF	95	$2,185,000	20
3	15C - MF	56	$1,232,000	20
3	16C - MF	56	$1,232,000	20
	Subtotal Land	207	$4,649,000
	Fee Credits		$1,835,055
	Total Valuation - MF		$6,484,055

	TOTAL Land Purchase	429	$17,677,000
	TOTAL Fee Credits		$3,803,085
	TOTAL Valuation		$21,480,085

37

EXHIBIT B TO PURCHASE AGREEMENT

TENTATIVE AND FINAL MAPS

American River
Riverine Way
Chill Avenue
New Street 'B'
Cannery Avenue
Township Nine Avenue
Richards Blvd.
N. 6th Street
Scalehouse Street
5th Street
7th Street
Vine Street
LOT 1A
LOT 1B
LOT 1C
LOT 3A
LOT 3B
LOT 5A
LOT 5B
LOT 6A
LOT 6B
LOT 7A
LOT 7B
LOT 8A
LOT 8B
LOT 9
LOT 10A
LOT 13
LOT 14
LOT 15A
LOT 15B
LOT 15C
LOT 16A
LOT 16B
LOT 16C
LOT 17
NORTH

VICINITY MAP
American River
PROJECT SITE

GENERAL NOTES:

OWNER/SUBDIVIDER
Capitol Station 65 LLC
640 Bercut Drive, Suite C
Sacramento, CA 95811
Attn: Steve Goodwin
(916) 482-7900

ENGINEER/PLANNER
NV5, Inc.
2525 Natomas Park Drive, Suite #300
Sacramento,CA 95833
Attn: Jay F. Radke
(916) 641-9100

ASSESSOR PARCEL NUMBERS:
All or portions of parcels
001-0200-056, 066, and 067, County of Sacramento, CA

LEGAL DESCRIPTION
Designated Remainder 1, Designated Remainder 2, and Lot 1, as shown on the map entitled "Township 9, Phase 1, Subdivision No. PP10_036," filed for record November 13, 2012 in Book 378 of final maps, page 1, Sacramento County Records.

SUBDIVISION NAME
Township 9

AREA
64.43 ac. Gross

TOTAL NUMBER OF LOTS
24 LOTS
23 Residential Mixed Use Lots
1 Open Space Lot

EXISTING ZONING
OB-PUD SPD & RMX-PUD SPD

PROPOSED ZONING
OB-PUD SPD & RMX-PUD SPD

EXISTING LAND USE
Vacant

PROPOSED LAND USE
Park/Open Space, Multi Family Residential, Office, Commercial

FIRE DISTRICT
City of Sacramento

SCHOOL DISTRICT
Grant Joint Union High
North Sacramento Elementary

UTILITIES

Storm Drainage:	City of Sacramento
Sewer:	City of Sacramento
Water:	City of Sacramento
Electrical:	SMUD
Gas:	Pacific Gas and Electric
Telephone:	AT&T
Cable:	Comcast

PHASING
This project will be phased with multiple final parcel maps.

NOTES:
1. Lots 1A, 1B, 1C, 3A, 3B, 5-8, and 14-17 are proposed for condominium uses.
2. All existing structures within the project boundaries have been removed.
3. All existing trees and shrubs within the project boundries have been removed.

PARCELS:

LOT #	LAND USE	ACRES
LOT 1A	Retail/Multi-Family Residential	1.70
LOT 1B	Retail/Multi-Family Residential	1.94
LOT 1C	Retail/Multi-Family Residential	1.44
LOT 3A	Retail/Multi-Family Residential	0.94
LOT 3B	Retail/Multi-Family Residential	1.38
LOT 5A	Retail/Multi-Family Residential	1.02
LOT 5B	Retail/Multi-Family Residential	2.13
LOT 6A	Retail/Multi-Family Residential	1.09
LOT 6B	Retail/Multi-Family Residential	1.40
LOT 7A	Retail/SF Residential/MF Residential	1.06
LOT 7B	Retail/SF Residential/MF Residential	0.95
LOT 8A	Retail/SF Residential/MF Residential	0.84
LOT 8B	Retail/SF Residential/MF Residential	0.82
LOT 9	Open Space	0.85
LOT 10A	Retail/Multi-Family Residential	0.86
LOT 13	Office/Retail/Multi-Family Residential	2.44
LOT 14	Office/Retail/Multi-Family Residential	1.94
LOT 15A	Retail/SF Residential/MF Residential	0.52
LOT 15B	Retail/SF Residential/MF Residential	0.51
LOT 15C	Retail/SF Residential/MF Residential	0.67
LOT 16A	Retail/SF Residential/MF Residential	0.56
LOT 16B	Retail/SF Residential/MF Residential	0.51
LOT 16C	Retail/SF Residential/MF Residential	0.69
LOT 17	Office/Retail/Multi-Family Residential	2.24

TOTAL 28.47 Ac

PARK PARCELS AND EASEMENTS:

LOCATION	NET ACREAGE
LOT 3B	0.24
LOT 4	0.25
LOT 8A	0.12
LOT 8B	0.12
LOT 9	0.85
LOT 14	0.27
LOT 15A	0.07
LOT 15B	0.07
LOT 15C	0.10
LOT 17	0.05
PARK BLVD MEDIAN	0.36
N. 7TH STREET MEDIAN	0.64

TOTAL 3.13 Ac

TYPICAL STREET SECTIONS

SECTION A-A
RICHARDS BOULEVARD
SECTION E-E
5TH STREET (SOUTH)
SECTION I-I
VINE STREET
NEW STREET 'B'
CANNERY AVENUE
SCALEHOUSE STREET
CHILL AVENUE
N. 6TH STREET
SECTION B-B
7TH STREET (SOUTH)
SECTION F-F
5TH STREET (NORTH)
SECTION C-C
7TH STREET (NORTH)
SECTION G-G
TOWNSHIP NINE AVENUE
SECTION D-D
RIVERINE WAY
SECTION H-H
N. 6TH STREET

LEGEND:

PROJECT BOUNDARY
PROPOSED RIGHT OF WAY
PROPOSED PROPERTY LINE
EXISTING RIGHT OF WAY
EXISTING EASEMENT
PROPOSED EASEMENT
ROADWAY CENTERLINE
EXISTING PROPERTY LINE

REVISED

PROJECT NO. P14-068

SHEET NUMBER	
1 OF 1 SHEETS	

NV5
BEYOND ENGINEERING

TOWNSHIP 9

TENTATIVE MAP SUBDIVISION MODIFICATION

PREPARED FOR: CAPITOL STATION 65 LLC

DATE SUBMITTED: 3/4/2015

JOB NUMBER SA151101

NO.	BY	DATE	REVISIONS

CAUTION: The engineer preparing these plans will not be responsible for, or liable for, unauthorized changes to or uses of these plans. All changes to the plans must be in writing and must be approved by the preparer of these plans.

38

FINAL MAP OF

TOWNSHIP 9 - PHASE 1

SUBDIVISION NO P10_036

PARCEL 9, 10, 11, 12, 13 AND A PORTION OF 15 OF 26 RS 28,

AND A PORTION OF S.L.S. 949 CITY OF SACRAMENTO, CALIFORNIA.

CITY OF SACRAMENTO, COUNTY OF SACRAMENTO, STATE OF CALIFORNIA

OCTOBER 2012

NOLTE

BEYOND ENGINEERING

2495 NATOMAS PARK DRIVE, FOURTH FLOOR, SACRAMENTO, CA 95833
916.641.9100 TEL 916.641.9222 FAX WWW.NVS.COM

SHEET 1 OF 8

OWNERS STATEMENT:

THE UNDERSIGNED HEREBY CONSENTS TO THE PREPARATION AND RECORDATION OF THIS FINAL MAP OF TOWNSHIP 9 - PHASE 1 AND OFFER FOR DEDICATION AND DOES HEREBY DEDICATE TO ANY AND ALL PUBLIC USE THE PUBLIC STREETS, AVENUES, WAY AND BOULEVARD SHOWN HEREON AND ALSO OFFER FOR DEDICATION AND DO HEREBY DEDICATE FOR SPECIFIC PURPOSES THE FOLLOWING:

1. EASEMENT FOR THE INSTALLATION AND MAINTENANCE OF SEWER PIPES, UNDERGROUND DRAINAGE PIPELINES, ELECTROLIERS, WATER PIPES, GAS PIPES, UNDERGROUND WIRES FOR CABLE TELEVISION, ELECTRIC AND TELEPHONE SERVICES TOGETHER WITH ANY AND ALL APPURTENANCES PERTAINING THERETO ON, OVER, UNDER AND ACROSS THOSE STRIPS OF LAND SHOWN HEREON AND DESIGNATED "PUBLIC UTILITY EASEMENT" (P.U.E.).

2. PURSUANT TO THE PROVISIONS OF SECTION 66475 OF THE SUBDIVISION MAP ACT, IRREVOCABLE OFFER OF DEDICATION FOR A RECREATIONAL EASEMENT, TOGETHER WITH ANY AND ALL APPURTENANCES PERTAINING THERETO ON, OVER AND ACROSS AS SHOWN HEREON AND DESIGNATED AS "IOD FOR EXCLUSIVE PARK EASEMENT" (E.P.E.).

3. PURSUANT TO THE PROVISIONS OF SECTION 66475 OF THE GOVERNMENT CODE, WE HEREBY IRREVOCABLY OFFER FOR DEDICATION TO THE CITY OF SACRAMENTO, AN EASEMENT FOR ANY PUBLIC ROAD PURPOSES, ON OVER, UNDER AND ACROSS THE STRIPS OF LAND SHOWN HEREON AND DESIGNATED "ROAD IRREVOCABLE OFFER OF DEDICATION" (R.I.O.D.).

4. EASEMENT FOR PUBLIC SIDEWALK AND PEDESTRIAN ACCESS TOGETHER WITH ANY AND ALL APPURTENANCES PERTAINING THERETO ON, OVER AND ACROSS STRIPS OF LAND SHOWN HEREON AND DESIGNATED AS "PUBLIC SIDEWALK AND PEDESTRIAN EASEMENT."

CAPITOL STATION 65, LLC
A CALIFORNIA LIMITED LIABILITY COMPANY

BY: Scott C. Syphax BY: ____________

NAME: [signature] NAME: ____________

DATE: 10/23/12 DATE: ____________

NOTARY ACKNOWLEDGEMENT :

STATE OF CALIFORNIA } SS
COUNTY OF Sacramento }

WITNESS MY HAND AND OFFICIAL SEAL.

Mary L Ackman — NOTARY'S SIGNATURE
Mary L. Ackman — PRINT NOTARY'S NAME

MY PRINCIPLE PLACE OF BUSINESS IS Sacramento COUNTY.

COMMISSION NO. 1921467

MY COMMISSION EXPIRES: Feb. 8, 2015

MARY L. ACKMAN
Commission # 1921467
Notary Public - California
Sacramento County
My Comm. Expires Feb 8, 2015

BENEFICIARY'S STATEMENT:

ISIS LENDING, LLC, AS BENEFICIARY UNDER THAT CERTAIN DEED OF TRUST RECORDED DECEMBER 24, 2008 IN BOOK 20081224 AT PAGE 865 OFFICIAL RECORDS OF SACRAMENTO COUNTY, CONSENTS TO THE PREPARATION AND FILING OF THIS FINAL MAP.

ISIS LENDING, LLC, A DELAWARE LIMITED LIABILITY COMPANY

BY: [signature]

NAME: GARRY J. SPANNER

TITLE: PRESIDENT

DATE: 10-18-12

NOTARY ACKNOWLEDGEMENT :

STATE OF CALIFORNIA } SS
COUNTY OF San Mateo }

WITNESS MY HAND AND OFFICIAL SEAL.

LG Riley — NOTARY'S SIGNATURE
L.G. Riley — PRINT NOTARY'S NAME

MY PRINCIPLE PLACE OF BUSINESS IS San Mateo COUNTY.

COMMISSION NO. 1926023

MY COMMISSION EXPIRES: 18 March 2015

SURVEYOR'S STATEMENT:

THIS MAP WAS PREPARED BY ME OR UNDER MY DIRECTION AND IS BASED UPON A FIELD SURVEY IN CONFORMANCE WITH THE REQUIREMENTS OF THE SUBDIVISION MAP ACT AND LOCAL ORDINANCE AT THE REQUEST OF CAPITOL STATION 65, LLC, A CALIFORNIA LIMITED LIABILITY CORPORATION IN JANUARY, 2010. I HEREBY STATE THAT THIS FINAL MAP SUBSTANTIALLY CONFORMS TO THE APPROVED OR CONDITIONALLY APPROVED TENTATIVE MAP; THAT ALL MONUMENTS ARE OF CHARACTER AND OCCUPY THE POSITIONS INDICATED AND SHALL BE SET BY JANUARY 31, 2013 AND THAT SAID MONUMENTS ARE SUFFICIENT TO ENABLE THIS SURVEY TO BE RETRACED.

[signature]
SHERRIE J. ZIMMERMAN, PLS 8964
LICENSE EXPIRES: 09/30/2014

OCTOBER 25, 2012
DATE:

LICENSED LAND SURVEYOR — SHERRIE J. ZIMMERMAN — No. 8964 — STATE OF CALIFORNIA

CITY SURVEYOR'S STATEMENT:

I HEREBY STATE THAT I HAVE EXAMINED THIS FINAL MAP ENTITLED "TOWNSHIP 9-PHASE 1", AND FIND IT SUBSTANTIALLY THE SAME AS THE TENTATIVE MAP APPROVED BY THE CITY PLANNING COMMISSION OF THE CITY OF SACRAMENTO AND ANY APPROVED ALTERATIONS THEREOF, THAT ALL PROVISIONS OF THE SUBDIVISION MAP ACT AND ALL APPLICABLE CITY ORDINANCES HAVE BEEN COMPLIED WITH, AND THAT I AM SATISFIED THAT SAID MAP IS TECHNICALLY CORRECT.

I HEREBY APPROVE THIS FINAL MAP OF "TOWNSHIP 9-PHASE 1" AND ACCEPT, ON BEHALF OF THE PUBLIC, SUBJECT TO IMPROVEMENTS, THE PUBLIC STREETS AND THE EASEMENTS HEREON OFFERED FOR DEDICATION, BUT REJECT AT THIS TIME THE IRREVOCABLE OFFER OF DEDICATION (R.I.O.D.), SAID OFFER MAY BE ACCEPTED BY THE CITY AT ANY TIME. THE ABANDONMENTS OF THE EASEMENTS LISTED HEREON PURSUANT TO SECTION 66434(G) OF THE GOVERNMENT CODE ARE HEREBY APPROVED.

Faith B. Recio — Nov 1, 2012
CITY SURVEYOR — DATE:
FAITH B. RECIO, PLS 8424
EXP. DATE 12/31/2012
CITY OF SACRAMENTO

PROFESSIONAL LAND SURVEYOR — FAITH B. RECIO — No. 8424 — STATE OF CALIFORNIA

CITY CLERK'S STATEMENT:

I HEREBY ATTEST TO THE APPROVAL OF THIS FINAL MAP ENTITLED "TOWNSHIP 9-PHASE 1".

[signature] 11-1-12
CITY CLERK DATE
CITY OF SACRAMENTO

RECORDER'S STATEMENT:

FILED THIS 13th DAY OF NOVEMBER 2012 AT 10:57 A.M. IN BOOK 378 OF FINAL MAPS, AT PAGE 0001, AT THE REQUEST OF CAPITOL STATION 65, LLC, TITLE TO THE LAND INCLUDED IN THE SUBDIVISION BEING VESTED AS PER CERTIFICATE NO. 2080 ON FILE IN THIS OFFICE

SIGNED: CRAIG A. KRAMER
COUNTY RECORDER

BY: [signature]
DEPUTY

DOCUMENT NO: BK 20121113 PG 0829

FEE: $159.00

378-1-1

39

FINAL MAP OF

TOWNSHIP 9 - PHASE 1

SUBDIVISION NO P10_036
PARCEL 9, 10, 11, 12, 13 AND A PORTION OF 15 OF 26 RS 28,
AND A PORTION OF S.L.S. 949 CITY OF SACRAMENTO, CALIFORNIA.
CITY OF SACRAMENTO, COUNTY OF SACRAMENTO, STATE OF CALIFORNIA
OCTOBER 2012

NOLTE
BEYOND ENGINEERING
2495 NATOMAS PARK DRIVE, FOURTH FLOOR, SACRAMENTO, CA 95833
916.641.9100 TEL 916.641.9222 FAX WWW.NV5.COM

SHEET 2 OF 8

LEGEND

- ○ DIMENSION POINT (NOTHING FOUND OR SET)
- FOUND MONUMENT AS NOTED
- SET 3/4" REBAR WITH CAP STAMPED LS 8964
- SET 1/2" DIA. X 2" MAG & WASHER LS 8964 PER CITY MANAGER DESIGNEE (16.44.050)
- SET BRASS DISK IN MONUMENT WELL STAMPED LS 8964 PER CITY STANDARD

I.O.D. IRREVOCABLE OFFER OF DEDICATION
E.P.E. EXCLUSIVE PARK EASEMENT
CL CENTERLINE
FND FOUND
(R) RADIAL
RT REGIONAL TRANSIT

CONDOMINIUM NOTE
LOTS 1, 2, 3, 4, 5 & 6 ARE APPROVED FOR CONDOMINIUM PURPOSES

REFERENCES
(1) RECORD OF SURVEY 26 R.S. 28
(2) RECORD OF SURVEY 58 R.S. 4
(3) PARCEL MAP, 152 P.M. 8
(4) CITY OF SACRAMENTO SURVEY CONTROL
(5) QUITCLAIM DEED 20060125 O.R. 1897

INDEX SHEET

SHEET 6
SHEET 7
SHEET 5
LOT A
9.634 ACRES
LOT B
6.249 AC GROSS
5.507 AC NET
LOT 1
2.895 AC GROSS
2.314 AC NET
LOT 2
1.923 AC GROSS
1.141 AC NET
DESIGNATED REMAINDER 2
6.916 AC GROSS
5.080 AC NET
LOT 3
1.959 AC GROSS
1.177 AC NET
LOT 4
2.889 AC GROSS
1.838 AC NET
LOT C
0.474 AC GROSS
0.217 AC NET
DESIGNATED REMAINDER 1
26.855 AC GROSS
25.310 AC NET
LOT 5
1.351 AC GROSS
0.854 AC NET
LOT 6
1.466 AC GROSS
0.792 AC NET
LOT 7
3.504 AC GROSS
2.443 AC NET
RIVERINE WAY
VINE STREET
CHILL AVENUE
CANNERY AVENUE
SCALEHOUSE STREET
TOWNSHIP NINE AVENUE
NORTH 5TH STREET
NORTH 7TH STREET
N84°50'47"W 299.09'
N18°29'13"E 71.70'
N87°17'39"W 727.42'
N89°16'13"E 577.57'
N18°29'13"E 353.27'
N18°29'13"E 366.23'
302.89'
N77°28'37"W
R=296.84' L=497.08'
N71°32'22"W
16.50'
N18°29'24"E 304.82'
N71°38'10"W 845.46'
499.03'
399.51'
165.95'
N12°07'43"W
49.36'
R=276.84' L=17.90'
Δ=3°42'16"
FND REBAR W/CAP
RCE 21640
N85°11'33"E 64.20'
N89°39'52"E 75.07'
SEE DETAIL E & F
SHEET 8 OF 9
FND 1" IRON PIPE
NO ID (1)
PARCEL 2
(152 PM 8)
PARCEL 8
(26 RS 28)
FND 1" IRON
PIPE AND PLUG (1)
PARCEL 1
(20060125 O.R. 1897)
PARCEL 1
(152 PM 8)
N18°29'58"E 1389.87'
N18°29'58"E 1727.00' (TOTAL)
1200.00' (MON TO MON)
N18°28'55"E 1389.31'
N18°28'55"E 1784.97'
N71°44'05"W 1057.58'
N71°44'05"W 1097.59' (N71°44'05"W 1097.35')(2)
BASIS OF BEARINGS
RICHARDS BOULEVARD
SEE DETAIL C
SHEET 8 OF 8
SEE DETAIL D
SHEET 8 OF 8
N
0 75 150 300
SCALE: 1"=150'

NOTES:

1. SHEET 2 IS AN INDEX SHEET AND SHOWS BEARINGS AND DISTANCES FOR THE SUBDIVISION EXTERIOR BOUNDARY.
2. FOR BASIS OF BEARINGS SEE SHEET 3 OF 8.
3. SHEET 3 OF 8 IS A DETAIL OF HOW THE PROPERTY WAS ESTABLISHED.
4. SHEET 4 OF 8 IS A DETAIL SHOWING THE LOCATIONS OF THE EXISTING EASEMENTS.
5. THE TOTAL AREA OF RIGHT-OF-WAY TO BE DEDICATED PER THIS MAP IS ±9.808 ACRES.
6. THE OWNER/DEVELOPER MUST DISCLOSE TO FUTURE/POTENTIAL OWNERS THE EXISTING 21KV ELECTRICAL FACILITIES.
7. LOTS A, B & C SHALL BE GRANTED I.O.D. IN FEE TITLE TO THE CITY OF SACRAMENTO FOR PARK PURPOSES.
8. THE LOCATION OF THE GREAT WESTERN POWER COMPANY EASEMENT RECORDED IN BOOK 412 OF DEEDS AT PAGE 491 IS NOT DISCLOSED BY RECORD INFORMATION AND IS NOT SHOWN ON THIS MAP.
9. THE TOTAL AREA OF THIS SUBDIVISION IS ±66.114 ACRES.
10. ALL DISTANCES AND DIMENSIONS ARE IN FEET AND DECIMALS THEREOF.
11. THE FOLLOWING EASEMENTS FOR I.O.D. NOT SHOWN HEREON ARE HEREBY ABANDONED PURSUANT TO SECTION 66434(g) OF THE GOVERNMENT CODE:

    75.5' PUBLIC UTILITY EASEMENT PER 800910 O.R. 795,
    20' WIDE FIRE PROTECTION EASEMENT PER 800710 O.R. 983
    25' X 75.5' UTILITY EASEMENT PER 800710 O.R. 983
    PUBLIC ROAD AND UTILITY EASEMENT PER 20010330 O.R. 171
    SLOPE EASEMENT PER 951229 O.R. 576

378-1-2

40

FINAL MAP OF

TOWNSHIP 9 - PHASE 1

SUBDIVISION NO P10_036

PARCEL 9, 10, 11, 12, 13 AND A PORTION OF 15 OF 26 RS 28,
AND A PORTION OF S.L.S. 949 CITY OF SACRAMENTO, CALIFORNIA.
CITY OF SACRAMENTO, COUNTY OF SACRAMENTO, STATE OF CALIFORNIA
OCTOBER 2012

NOLTE
2495 NATOMAS PARK DRIVE, FOURTH FLOOR, SACRAMENTO, CA. 95833
916.641.9100 TEL 916.641.9222 FAX WWW.NOLTE.COM

SHEET 3 OF 8

LEGEND

- ○ DIMENSION POINT (NOTHING FOUND OR SET)
- FOUND MONUMENT AS NOTED
- SET 3/4" REBAR WITH CAP STAMPED LS 8964
- SET 1/2" DIA. X 2" MAG & WASHER LS 8964 PER CITY MANAGER DESIGNEE (16.44.050)
- SET BRASS DISK IN MONUMENT WELL STAMPED LS 8964 PER CITY STANDARD

I.O.D. IRREVOCABLE OFFER OF DEDICATION
E.P.E. EXCLUSIVE PARK EASEMENT
CL CENTERLINE
FND FOUND
(R) RADIAL
RT REGIONAL TRANSIT

REFERENCES

(1) RECORD OF SURVEY 26 R.S. 28
(2) RECORD OF SURVEY 58 R.S. 4
(3) PARCEL MAP, 152 P.M. 8
(4) CITY OF SACRAMENTO SURVEY CONTROL
(5) QUITCLAIM DEED 20060125 O.R. 1897

PARCEL 9
(26 RS 28)
PARCEL 12
(26 RS 28)
PARCEL 2
(20060125 OR 1897)
PORTION OF PARCEL 15
(26 RS 28)
PARCEL 13
(26 RS 28)
PARCEL 10
(26 RS 28)
PARCEL 11
(26 RS 28)
NORTH 5TH STREET
NORTH 7TH STREET
SOUTHERN PACIFIC COMPANY (26 RS 28)
RICHARDS BOULEVARD
BASIS OF BEARINGS
N71°44'05"W 1097.59'
N71°44'05"W 1057.58'
N87°17'39"W 727.42'
N84°50'47"W 299.09'
N89°16'13"E 577.57'
N18°29'13"E 353.27'
N18°29'13"E 366.25'
N77°28'37"W 317.44' (OA)
N71°38'10"W 565.46'
N18°29'24"E 593.58'
N18°28'56"E 1934.97'
N18°29'58"E 1687.22'
N18°29'07"E 1373.71'
N71°30'53"W 5.00'
N71°44'05"W 5.00'
R=296.84' L=497.06' Δ=95°56'33"
R=276.84' N29°30'20"W 411.28'
SEE DETAIL A (SHEET 8 OF 8)
SEE DETAIL E & F (SHEET 8 OF 8)
SEE DETAIL C (SHEET 8 OF 8)
SEE DETAIL D (SHEET 8 OF 8)
SEE DETAIL (BELOW)
DETAIL (NOT TO SCALE)
FND 1" IRON PIPE (1) BENT AND LEANING
FND 1" IRON PIPE AND PLUG (1)
FND 1½" IRON PIPE N71°38'10"W 0.20' (Mon to Cor)
FND REBAR W/CAP RCE 21640
FND REBAR W/CAP L.S. 5532 N18°29'12"E 0.16'
FND 1" IRON PIPE NO ID (1) N58°26'33"W 1.19'
N
SCALE: 1"=150'
0 75 150 300

BASIS OF BEARINGS:

THE BASIS OF BEARINGS OF THIS SURVEY IS IDENTICAL WITH THAT OF THE CENTERLINE OF RICHARDS BOULEVARD, AS SHOWN ON THAT RECORD OF SURVEY RECORDED IN BOOK 58 OFFICIAL SURVEYS, PAGE 4 SACRAMENTO COUNTY OFFICIAL RECORDS. THE BEARING IS GIVEN AS NORTH 71°44'05" WEST.

378-1-3

41

FINAL MAP OF

TOWNSHIP 9 - PHASE 1

SUBDIVISION NO P10_036

PARCEL 9, 10, 11, 12, 13 AND A PORTION OF 15 OF 26 RS 28,
AND A PORTION OF S.L.S. 949 CITY OF SACRAMENTO, CALIFORNIA,
CITY OF SACRAMENTO, COUNTY OF SACRAMENTO, STATE OF CALIFORNIA
OCTOBER 2012

NOLTE
BEYOND ENGINEERING

2495 NATOMAS PARK DRIVE, FOURTH FLOOR, SACRAMENTO, CA. 95833
916.641.9100 TEL 916.641.9222 FAX WWW.NOLTE.COM

SHEET 4 OF 8

LEGEND
DIMENSION POINT (NOTHING FOUND OR SET)
FOUND MONUMENT AS NOTED
SET 3/4" REBAR WITH CAP STAMPED LS 8964
SET 1/2" DIA. X 2" MAG & WASHER LS 8964 PER CITY MANAGER DESIGNEE (16.44.050)
SET BRASS DISK IN MONUMENT WELL STAMPED LS 8964 PER CITY STANDARD
I.O.D. IRREVOCABLE OFFER OF DEDICATION
E.P.E. EXCLUSIVE PARK EASEMENT
CL CENTERLINE
FND FOUND
(R) RADIAL
RT REGIONAL TRANSIT
RECREATIONAL EASEMENT OVER ALL OF FORMER PARCEL 9 (840224 O.R. 480)
PARCEL 9 (26 RS 28)
PARCEL 12 (26 RS 28)
RECREATIONAL EASEMENT OVER ALL OF FORMER PARCEL 12 (840224 O.R. 480)
RECREATIONAL EASEMENT (20070103 O.R. 1196)
AMERICAN RIVER FLOOD CONTROL DISTRICT LEVEE EASEMENT (441 O.R. 103)
DRAINAGE EASEMENT TO THE CITY OF SACRAMENTO (661205 O.R. 429)
PARCEL 2 (20060125 OR 1897)
PUBLIC UTILITY EASEMENT (20121101 O.R. 1080)
I.O.D. FOR E.P.E (20121030 O.R. 0521)
PUBLIC UTILITY EASEMENT (20121101 O.R. 1080)
20' WIDE FIRE PROTECTION LANE RESERVED TO THE CITY OF SACRAMENTO (800710 O.R. 983.)
PORTION OF PARCEL 15 (26 RS 28)
I.O.D. FOR E.P.E (20121030 O.R. 0520)
ABANDONDED NORTH 7TH STREET (UTILITY EASEMENT RESERVED) (800910 O.R. 795)
SOUTHERN PACIFIC SPUR TRACK ESMNT (720313 O.R. 408)
12' WIDE X 250' EASEMENT FOR S.M.U.D. AND PAC. BELL (800710 O.R. 983)
PARCEL 13 (26 RS 28)
INGRESS & ACCESS EASEMENT (20100730 OR 1343)
CENTERLINE OF 10' WIDE WATER EASEMENT (881006 OR 1112)
PUBLIC UTILITY EASEMENT (20121101 O.R. 1080)
SOUTHERN PACIFIC COMPANY (26 RS 28)
I.O.D. FOR E.P.E (20121030 O.R. 0521)
PARCEL 10 (26 RS 28)
I.O.D. FOR E.P.E (20121030 O.R. 0520)
PARCEL 11 (26 RS 28)
40' RIGHT-OF-WAY (604 O.R. 428)(560 O.R. 175) WESTERLY 4.5' VACATED BY RESOLUTION 5041 (791219 O.R. 591)
N18°29'58"E
40.16'
40.16'
N71°44'05"W 1057.58'
CENTERLINE OF P.G.&E. EASEMENT (NO WIDTH GIVEN) (789 O.R. 321)
PUBLIC ROAD AND UTILITY EASEMENT DETAIL (NOT TO SCALE)
I.O.D. FOR E.P.E (20121030 O.R. 0520)
PUBLIC UTILITY EASEMENT (20121101 O.R. 1080)
PUBLIC ROAD AND UTILITY EASEMENT TO THE CITY OF SACRAMENTO (951229 OR 576) (SEE DETAIL ABOVE)
CENTERLINE OF P.G.&E. EASEMENT (NO WIDTH GIVEN) (789 O.R. 321)
PACIFIC BELL EASEMENT (960603 OR 340)
PUBLIC UTILITY EASEMENT (20121101 O.R. 1080)
CITY OF SACRAMENTO HIGHWAY EASEMENT (594 O.R. 231)
CITY OF SACRAMENTO SLOPE EASEMENT (951229 O.R. 577)
EASEMENT FOR LIGHT RAIL FACILITIES (20110412 O.R. 893)
PUBLIC ROAD AND PUBLIC UTILITY EASEMENT (20010330 O.R. 171)
N
0 75 150 300
SCALE: 1"=150'

EASEMENT NOTES:

1. THE LOCATION OF THE GREAT WESTERN POWER COMPANY EASEMENT RECORDED IN BOOK 412 OF DEEDS AT PAGE 491 IS NOT DISCLOSED BY RECORD INFORMATION AND IS NOT SHOWN ON THIS MAP.
2. THE LOCATION OF THE TEMPORARY ACCESS EASEMENT RECORDED IN BOOK 20110428 OFFICIAL RECORDS AT PAGE 805 IS NOT DISCLOSED BY RECORD INFORMATION AND IS NOT SHOWN ON THIS MAP.

378-1-4

42

FINAL MAP OF

TOWNSHIP 9 - PHASE 1

SUBDIVISION NO P10_036

PARCEL 9, 10, 11, 12, 13 AND A PORTION OF 15 OF 26 RS 28,
AND A PORTION OF S.L.S. 949 CITY OF SACRAMENTO, CALIFORNIA.
CITY OF SACRAMENTO, COUNTY OF SACRAMENTO, STATE OF CALIFORNIA
OCTOBER 2012

NOLTE
BEYOND ENGINEERING

2495 NATOMAS PARK DRIVE, FOURTH FLOOR, SACRAMENTO, CA 95833
916.641.9100 TEL 916.641.9222 FAX www.nvs.com

SHEET 5 OF 8

LEGEND

- ○ DIMENSION POINT (NOTHING FOUND OR SET)
- ■ FOUND MONUMENT AS NOTED
- ○ SET 3/4" REBAR WITH CAP STAMPED LS 8964
- ◎ SET 1/2" DIA. X 2" MAG & WASHER LS 8964 PER CITY MANAGER DESIGNEE (16.44.050)
- ◎ SET BRASS DISK IN MONUMENT WELL STAMPED LS 8964 PER CITY STANDARD

I.O.D. IRREVOCABLE OFFER OF DEDICATION
E.P.E. EXCLUSIVE PARK EASEMENT
CL CENTERLINE
FND FOUND
(R) RADIAL
RT REGIONAL TRANSIT

SCALE: 1"=80'

SEE SHEET 6
LOT 2
SEE SHEET 6
VINE STREET
CHILL AVENUE
LOT 3
1.959 AC GROSS
1.177 AC NET
DESIGNATED REMAINDER 1
26.855 AC GROSS
25.310 AC NET
PUBLIC UTILITY EASEMENT (PUE)
PUBLIC UTILITY EASEMENT (20121101 O.R. 1080)
LOT 4
2.889 AC GROSS
1.838 AC NET
LOT C
0.474 AC GROSS
0.217 AC NET
CANNERY AVENUE
SCALEHOUSE STREET
LOT 5
1.351 AC GROSS
0.854 AC NET
LOT 6
1.466 AC GROSS
0.792 AC NET
I.O.D. FOR 16' E.P.E. (20121030 OR 0520)
I.O.D. FOR 40' E.P.E. (20121030 OR 0520)
TOWNSHIP NINE AVENUE
LOT 7
3.504 AC GROSS
2.443 AC NET
I.O.D. FOR E.P.E. (20121030 OR 0520)
I.O.D. FOR E.P.E. (20121030 O.R. 0521)
10' PUBLIC SIDEWALK AND PEDESTRIAN EASEMENT
PUBLIC UTILITY EASEMENT (20121101 OR 1080)
RT LIGHT RAIL EASEMENT (20110412 OR 893)
SEE DETAIL A (ABOVE)
DETAIL A (NOT TO SCALE)
DETAIL B (NOT TO SCALE)
SEE DETAIL B (BELOW)
NORTH 5TH STREET
NORTH 7TH STREET
RICHARDS BOULEVARD
N71°44'05"W 1097.59' BASIS OF BEARINGS
SEE DETAIL C SHEET 8 OF 8
SEE DETAIL D SHEET 8 OF 8
SEE DETAIL H SHEET 8 OF 8
SEE DETAIL J SHEET 8 OF 8

378-1-5

43

FINAL MAP OF

TOWNSHIP 9 - PHASE 1

SUBDIVISION NO P10_036

PARCEL 9, 10, 11, 12, 13 AND A PORTION OF 15 OF 26 RS 28, AND A PORTION OF S.L.S. 949 CITY OF SACRAMENTO, CALIFORNIA. CITY OF SACRAMENTO, COUNTY OF SACRAMENTO, STATE OF CALIFORNIA

OCTOBER 2012

NOLTE

BEYOND ENGINEERING

2495 NATOMAS PARK DRIVE, FOURTH FLOOR, SACRAMENTO, CA. 95833
916.641.9100 TEL 916.641.9222 FAX WWW.NVS.COM

SHEET 6 OF 8

LEGEND

- ○ DIMENSION POINT (NOTHING FOUND OR SET)
- ■ FOUND MONUMENT AS NOTED
- ○ SET 3/4" REBAR WITH CAP STAMPED LS 8964
- ◎ SET 1/2" DIA. X 2" MAG & WASHER LS 8964 PER CITY MANAGER DESIGNEE (16.44.050)
- ⊗ SET BRASS DISK IN MONUMENT WELL STAMPED LS 8964 PER CITY STANDARD

I.O.D. IRREVOCABLE OFFER OF DEDICATION
E.P.E. EXCLUSIVE PARK EASEMENT
CL CENTERLINE
FND FOUND
(R) RADIAL
RT REGIONAL TRANSIT

CURVE TABLE (THIS SHEET ONLY)

C1	R=369.67'	L=318.27'	Δ=49°19'47"	
C2	R=555.33'	L=176.38'	Δ=18°11'50"	
C3	R=350.00'	L=332.13'	Δ=54°22'16"	
C4	R=575.00'	L=182.62'	Δ=18°11'51"	
C5	R=235.00'	L=176.62'	Δ=43°03'45"	
C6	R=200.00'	L=144.75'	Δ=41°27'59"	
C7	R=165.00'	L=124.01'	Δ=43°03'43"	
C8	R=200.00'	L=142.29'	Δ=40°45'48"	
C9	R=575.00'	L=182.62'	Δ=18°11'51"	
C10	R=575.00'	L=167.26'	Δ=16°40'00"	
C11	R=575.00'	L=15.36'	Δ=01°31'50"	CH=N84°44'52"E 15.36'
C12	R=282.82'	L=8.86'	Δ=01°47'44"	CH=N00°55'54"W 8.86'
C13	R=282.82'	L=58.43'	Δ=11°50'15"	CH=N04°59'14"E 49.51'

SCALE: 1"=80'
N18°29'13"E 353.27' (N18°29'45"E 353.24')(1)
84.76'
268.51'
N12°07'43"W 49.36'
R=276.84' L=17.90' Δ=3°42'16"
FND REBAR W/CAP RCE 21640
N85°11'33"E 64.20' (N85°16'26"E 64.16')(1)
N89°39'52"E 75.07' (N89°44'45"E 75.00')(1)
R=842.78' N87°27'28"W 84.70' (N87°22'35"E 84.62')(1)
SEE DETAIL F SHEET 8 OF 8
DRAINAGE EASEMENT (661205 O.R. 420)
RECREATIONAL EASEMENT (20070103 O.R. 1199)
PUBLIC UTILITY EASEMENT
N89°16'13"E 577.57'
DETAIL (NOT TO SCALE)
AMERICAN RIVER
N18°29'58"E 1727.00'(OA)
NORTH 5TH STREET
1200.00'
527.00'
1628.05' (OA)
N18°29'58"E 1604.09'
1389.87'
N61°20'16"W 4.02'
91.02'
147.16'
N64°48'51"E 13.76'
RIVERINE WAY
DESIGNATED REMAINDER 1
26.855 AC GROSS
25.310 AC NET
LOT A
9.634 ACRES
I.O.D. FOR PARK PURPOSES
R=614.00' L=93.33' Δ=8°42'33"
N45°36'50"W 10.99'
R=352.82' L=13.09' Δ=2°07'34" CH=N00°46'30"W 13.19'
R=285.00' L=132.62' Δ=26°39'42"
N18°29'13"E 71.70' (N18°29'45"E)(1)
N44°28'39"E 14.99'
R=614.00' L=13.25' Δ=01°14'11" CH=N84°36'02"E 13.25'
PUBLIC UTILITY EASEMENT (PUE)
AMERICAN RIVER FLOOD CONTROL DISTRICT LEVEE EASEMENT (441 O.R. 103)
LOT 1
2.895 AC GROSS
2.314 AC NET
SEE DETAIL (ABOVE)
I.O.D. FOR 60' E.P.E. (20121030 OR 0520)
L=117.89' Δ=28°44'31"
N18°28'14"E 181.16'
N71°31'46"W 46.52'
63.53'
N18°28'14"E 98.54'
LOT 2
1.923 AC GROSS
1.141 AC NET
SEE DETAIL C SHEET 8 OF 8
LOT 3
SEE SHEET 5
CHILL AVENUE
VINE STREET
R=101.00' L=58.87' Δ=33°23'49"
N18°28'55"E 230.12'
I.O.D. FOR PARK PURPOSES
LOT B
6.249 AC GROSS
5.307 AC NET
SEE DETAIL H SHEET 8 OF 8
L=70.57' Δ=13°28'42"
R=300.00' L=364.74' Δ=69°39'36"(OA)
I.O.D. FOR E.P.E. (20121030 OR 0521)
N18°28'55"E 355.63'
56.33'
309.92'
N18°29'13"E 366.25' (N18°29'45"E 366.26')(1)
NORTH 7TH STREET
SEE DETAIL K SHEET 8 OF 8
SEE SHEET 7
SEE SHEET 5

378-1-6

44

FINAL MAP OF

TOWNSHIP 9 - PHASE 1

SUBDIVISION NO P10_036

PARCEL 9, 10, 11, 12, 13 AND A PORTION OF 15 OF 26 RS 28,
AND A PORTION OF S.L.S. 949 CITY OF SACRAMENTO, CALIFORNIA.
CITY OF SACRAMENTO, COUNTY OF SACRAMENTO, STATE OF CALIFORNIA
OCTOBER 2012

NOLTE

2495 NATOMAS PARK DRIVE, FOURTH FLOOR, SACRAMENTO, CA. 95833
916.641.9100 TEL 916.641.9222 FAX WWW.NV5.COM

SHEET 7 OF 8

LEGEND
DIMENSION POINT (NOTHING FOUND OR SET)
FOUND MONUMENT AS NOTED
SET 3/4" REBAR WITH CAP STAMPED LS 8964
SET 1/2" DIA. X 2" MAG & WASHER LS 8964 PER CITY MANAGER DESIGNEE (16.44.050)
SET BRASS DISK IN MONUMENT WELL STAMPED LS 8964 PER CITY STANDARD
I.O.D. IRREVOCABLE OFFER OF DEDICATION
R.I.O.D. ROADWAY IRREVOCABLE OFFER OF DEDICATION
E.P.E. EXCLUSIVE PARK EASEMENT
CL CENTERLINE
FND FOUND
(R) RADIAL
RT REGIONAL TRANSIT
SCALE: 1"=50'
LOT A SEE SHEET 6
LOT B
6.249 AC GROSS
5.507 AC NET
I.O.D. FOR PARK PURPOSES
SEE SHEET 6
N77°31'16"W 148.19'
N77°28'37"W 302.89'
N18°29'13"E 366.25'
309.92'
56.33'
L=151.87' Δ=29°18'53"
L=116.45' Δ=22°28'39"
R=296.84' L=497.06' Δ=95°56'13" (TOTAL)
L=63.21' Δ=12°12'04"
L=281.98' Δ=54°25'31"
R=469.67' L=252.21' Δ=30°46'03"
R=450.00' L=270.47' Δ=34°26'13"
R=411.00' L=294.45' Δ=41°02'52"
PUBLIC UTILITY EASEMENT (20121101 OR 1080)
39.00'
R=280.33' L=340.83' Δ=69°39'36"
R=300.00' L=364.74'
RIVERINE WAY
R=339.00' L=203.55' Δ=34°24'10"
N56°08'49"E 17.05'
N71°32'04"W(R)
N71°32'22"W 16.50'
60.00'
60.00'
DESIGNATED REMAINDER 2
6.916 AC GROSS
5.080 AC NET
LOT 2 SEE SHEET 6
N18°28'55"E 230.12'
12' SMUD & PAC BELL EASEMENT (800710 O.R. 983)
I.O.D. FOR E.P.E. (20121030 OR 0521)
SEE DETAIL K SHEET 8 OF 8
N18°28'55"E 355.63'
278.59'
N18°28'55"E 229.28'
234.99'
N18°29'24"E 304.82'
R=101.00' L=41.68' Δ=23°38'30"
N81°07'51"W 75.58'
51.96'
23.62'
R=531.00' L=88.13' Δ=9°30'33"
N71°37'18"W 395.69'
N8°52'09"E 59.57'
CENTERLINE OF 10' WIDE WATERLINE EASEMENT (881006 O.R. 1112)
(R.I.O.D.)
N71°38'10"W 605.46'
77.04'
51.04'
69.83'
148.72'
496.74'
N71°38'10"W 645.46'
30' TEMPORARY ACCESS EASEMENT (20100730 O.R. 1343)
SEE DETAIL H SHEET 8 OF 8
77.04'
N18°28'55"E 1389.31'
N18°28'55"E 1784.97' (MON TO MON)
NORTH 7TH STREET
I.O.D. FOR E.P.E. (20121030 OR 0521)
LOT 3 SEE SHEET 5
PARCEL 1 (152 PM 8) NOT A PART
PARCEL 2 (152 PM 8) NOT A PART
PARCEL 1 (20060125 OR 1897) NOT A PART
SEE SHEET 5

378-1-7

45

LEGEND

- ○ DIMENSION POINT (NOTHING FOUND OR SET)
- FOUND MONUMENT AS NOTED
- SET 3/4" REBAR WITH CAP STAMPED LS 8964
- SET 1/2" DIA. X 2" MAG & WASHER LS 8964 PER CITY MANAGER DESIGNEE (16.44.050)
- SET BRASS DISK IN MONUMENT WELL STAMPED LS 8964 PER CITY STANDARD

I.O.D. IRREVOCABLE OFFER OF DEDICATION
E.P.E. EXCLUSIVE PARK EASEMENT
RT REGIONAL TRANSIT
CL CENTERLINE
FND FOUND
(R) RADIAL

FINAL MAP OF

TOWNSHIP 9 - PHASE 1

SUBDIVISION NO P10_036

PARCEL 9, 10, 11, 12, 13 AND A PORTION OF 15 OF 26 RS 28, AND A PORTION OF S.L.S. 949 CITY OF SACRAMENTO, CALIFORNIA, CITY OF SACRAMENTO, COUNTY OF SACRAMENTO, STATE OF CALIFORNIA

OCTOBER 2012

NOLTE
BEYOND ENGINEERING
2495 NATOMAS PARK DRIVE, FOURTH FLOOR, SACRAMENTO, CA. 95833
916.641.9100 TEL 916.641.9222 FAX WWW.NV5.COM

SHEET 8 OF 8

DETAIL A
(SHEET 3 OF 8)
NOT TO SCALE
DETAIL B
(SHEET 3 OF 8)
NOT TO SCALE
DETAIL C
(SHEETS 3 & 5 OF 8)
NOT TO SCALE
DETAIL D
(SHEETS 3 & 5 OF 8)
NOT TO SCALE
N71°44'05"W 1097.59'
BASIS OF BEARINGS
DETAIL E
(SHEET 3 OF 8)
NOT TO SCALE
DETAIL F
(SHEET 6 OF 8)
(NOT TO SCALE)
DETAIL G
(SHEET 6 OF 8)
NOT TO SCALE
RIVERINE WAY
LOT 1
LOT 2
60' I.O.D. FOR E.P.E.
SEE DETAIL H
(SHEET 5 OF 8)
NOT TO SCALE
NORTH 7TH STREET
I.O.D. FOR E.P.E.
SEE DETAIL J
(SHEET 5 OF 8)
NOT TO SCALE
DETAIL K
(SHEET 6 & 7 OF 8)
NOT TO SCALE
LOT 3
DESIGNATED REMAINDER 2
N18°28'55"E 1784.97' (MON TO MON)

378-1-8

46

EXHIBIT C TO PURCHASE AGREEMENT

LIST OF DOCUMENTS

1.	All COAs and Design Review approvals;

2.	EIR – Executive Summary, Draft, Final and the related permits and mitigation; measures

3.	Any and all Development Agreements and any Amendments thereto;

4.	Any plans, maps, soils reports, including Phase I preliminary site assessments, biological survey assessments, plans, permits and other items in Seller’s immediate possession;

5.	Any existing survey of the Property;

6.	A copy of Seller’s title policy related to the Property;

7.	Copies of tax bills statements for the Property for tax years 2014, 2015 and 2016 relating to personal and ad valorem taxes and rental and special assessments;

8.	Copies of any and all environmental, soils, endangered species, traffic, and engineering studies and reports;

9.	Copies of any and all plats, site plans, elevations, topographical maps, surveys, tentative maps, draft final maps, improvement plans, landscape plans, utility designs, and architecture;

10.	Copies of any and all utility documents and agreements, management agreements, service and maintenance agreements and equipment leases;

11.	Copies of all permits and licenses;

12.	Any and all information regarding condemnation notice(s), proceedings and awards;

13.	Copies of all publicly recorded or filed financing, commitments, notes, bonds, mortgages, deeds of trust, financing statements and other indebtedness securing the Property;

14.	Copies of all Authority and third-party approvals related to the Property, including all approvals, permits, and authorizations necessary for development, construction, use or occupancy of the Property and the subdivision of the land, and all required public improvement agreements, easements, dedications or other similar agreements in connection with the Property; and

15.	Any additional information reasonably requested by Buyer pertaining to the proposed development of the Property in Seller’s immediate possession.

47

EXHIBIT D TO PURCHASE AGREEMENT

FORM OF GRANT DEED

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Anthem United Homes, Inc. 3001 Douglas Blvd., Suite 200 Roseville, CA 95661
SPACE ABOVE THIS LINE FOR RECORDER’S USE

GRANT DEED

The Undersigned Grantor(s) Declare(s):

Documentary Transfer Tax is $_________________; City Transfer tax is:$___________________

[__] computed on full value of interest or property conveyed, or
[__] computed on full value less value of liens or encumbrances remaining at time of sale
[__] unincorporated area, or [__] City of __________________

Tax Parcel No. – See Exhibit A hereto

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, __________________________, a __________ (“Grantor”), hereby grants to _______________________, a _______ (“Grantee”), the following real property located in the City of _______________, County of _______________, State of California (“Property”), as further described on Exhibit A attached hereto, together with all rights, privileges, easements and appurtenances held by Grantor, if any, appertaining to the Property. This conveyance is made subject to the lien of non-delinquent real property taxes and assessments and covenants, conditions, restrictions, easements, rights-of-way, servitudes, encumbrances and all other matters of record as of the date hereof, if any.

IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of the date set forth below.

GRANTOR:	[INSERT]

By:

Its:

Date:

[Notary Acknowledgment on Next Page]

48

CALIFORNIA ALL PURPOSE ACKNOWLEDGMENT

A Notary Public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA                                   )

COUNTY OF _______________                        )

On ____________________, before me, __________________________________________,

Notary Public, personally appeared _________________________________________________

______________________________________________________________________________
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:_________________________	(Seal)

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Exhibit A to Grant Deed

Legal Description

[TO BE ATTACHED BY ESCROW HOLDER]

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EXHIBIT E TO PURCHASE AGREEMENT

FORM OF FIRPTA Affidavit

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by CAPITOL STATION 65 LLC, a California limited liability company (“Seller”), the undersigned hereby certifies the following on behalf of Seller:

1.          Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.          Seller is not a disregarded entity as defined in § 1.1445-2(b)(2)(iii) of the Internal Revenue Code;

3.          Seller’s U.S. employer identification number is ___________________; and

4.          Seller’s office address is ________________________________.

Seller understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

[ENTITY TO BE CONFIRMED],
a __________________________________

By:
Name:
Its:

DATED: _______________

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EXHIBIT F TO PURCHASE AGREEMENT

FORM OF Bill of Sale1

This ASSIGNMENT AND BILL OF SALE (this “Bill of Sale”) is made as of ___________, 2017, by CAPITOL STATION 65 LLC, a California limited liability company (“Assignor”), in favor of ANTHEM UNITED HOMES, INC., a Washington corporation (“Assignee”), pursuant to that certain Agreement of Purchase and Sale of Land and Joint Escrow Instructions, by and between Assignor and Assignee, dated ______________, 2017 (the “Purchase Agreement”). This Bill of Sale is subject to the terms and provisions of the Purchase Agreement, and in the event of any inconsistency between the Purchase Agreement and this Bill of Sale, the terms and provisions of the Purchase Agreement shall control.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, conveys, delivers, transfers and assigns to Assignee, without warranty of any kind, all of Assignor’s right, title and interest in, to and under, and Assignee assumes all rights, duties and obligations under, any and all of the following items, only to the extent that they are related to that certain real property located in the City of Sacramento, County of Sacramento, State of California, which is more particularly described in the Purchase Agreement (the “Land”):

(a)          all zoning, use, occupancy, and operating permits, and all other Authority permits, licenses, approvals, applications, subdivision maps, entitlements, conditions of approval, Environmental Permits, certificates, rights and obligations under any development agreement, cost sharing agreements, environmental impact reports and mitigation monitoring programs, school fee mitigation agreements, building permits, development allocations, and development rights relating to the Land;

(b)          all utility and other permits relating to the Land;

(c)          all fee credits and license tax credits; all prepaid expenses, fees, and deposits applicable to the Land, and the right to any refunds thereunder or rebates thereof, including, without limitation, all refunds of utility deposits;

(d)          all plans and specifications for buildings, structures and fixtures located on the Land, whether existing or anticipated;

(e)           all tax and assessment protest actions and claims to seek reductions in the valuation of the Land for property tax purposes, and rights to prosecute same, for any period after the Closing Date, including, without limitation, all of Assignor’s right, title and interest in and to all tax and assessment refunds or rebates now or hereafter payable for any period after the Closing Date. Assignor shall not be responsible therefore or entitled to any refunds resulting therefrom. Assignor agrees to cooperate with Assignee by executing such documents and providing to Assignee or the appropriate governing body or agency such items as Assignee or such governing body or agency may reasonably request, so as to facilitate Assignee’s prosecution of tax and assessment protest actions and claims, provided such cooperation entails no material cost or expense to Assignor;

1 NOTE: Bill of Sale to be revised to reflect and conform to terms of Sale Order.

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(f)          Assignor’s rights to any warranties and indemnities received by Assignor from third parties affecting the Property conveyed at the Closing, and Assignor’s rights and/or remedies under any contract it or its predecessors in interest may have with any design professionals, construction contractors, construction subcontractors, other contractors involved in the improvement of the lots, or other aspects of the physical improvement of the Property for claims, damage or losses directly related to the Property; and

(g)          All of Assignor’s right, title and interest in and to the Intangible Property and entitlements (as such terms are defined in the Purchase Agreement);

(all of the above being referred to herein collectively as the “Personal Property”).

Assignor covenants that, without cost or liability to Assignor, Assignor shall, at any time and from time to time upon written request therefor, execute and deliver to Assignee such documents and instruments as Assignee may reasonably request in order to fully assign, transfer and vest the Personal Property in Assignee.

The covenants, warranties and agreements of Assignor contained herein shall survive the consummation of the purchase and sale of the Land and the execution and delivery of the deed and this Assignment and Bill of Sale and shall not be merged thereby.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

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The provisions of this Assignment shall be binding upon and shall inure to the benefit of the successors and assigns of Assignor and Assignee, respectively.

ASSIGNOR:

CAPITOL STATION 65 LLC,
a California limited liability company

By:

Name:

Title:

Date:

ASSIGNEE:

ANTHEM UNITED HOMES, INC.,
a Washington corporation

By:

Name:

Title:

Date:

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EXHIBIT G TO PURCHASE AGREEMENT

ASSIGNMENT OF PLANS AND CONTRACTS

[TO BE PREPARED DURING DUE DILIGENCE PERIOD]

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EXHIBIT H TO PURCHASE AGREEMENT

RIGHT TO USE ACKNOWLEDGEMENT

[TO BE PREPARED DURING DUE DILIGENCE PERIOD]

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SCHEDULE 1 TO PURCHASE AGREEMENT

PARK WORK

[TO BE ATTACHED DURING DUE DILIGENCE PERIOD]

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